DELAWARE(SM)
INVESTMENTS
-----------


                                              Delaware International Equity Fund

                                                     Delaware Global Equity Fund

                                                  Delaware Emerging Markets Fund

                                                       Delaware Global Bond Fund



International Diversification

[International Diversification Artwork]



                                                              2000 ANNUAL REPORT

TABLE OF CONTENTS

Letter to Shareholders                                          1


International Equity Fund

  Portfolio Management
  Review                                                        3

  Performance Summary                                           5


Global Equity Fund

  Portfolio Management
  Review                                                        6

  Performance Summary                                           8


Emerging Markets Fund

  Portfolio Management
  Review                                                        9

  Performance Summary                                          11


Global Bond Fund

  Portfolio Management
  Review                                                       12

Performance Summary                                            14


Financial Statements

  Statements of Net Assets                                     15

  Statements of Operations                                     23

  Statements of Changes in
  Net Assets                                                   24

  Financial Highlights                                         26

  Notes to Financial
  Statements                                                   41

  Report of Independent
  Auditors                                                     48

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

A Commitment To Our Investors

Experienced

[] Our seasoned investment professionals average 11 years' experience.

[] We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a full range of economic and market environments.


Disciplined

[] We follow strict investment policies and clear buy/sell guidelines.

[] We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.


Consistent

[] We clearly articulate our investment policies and follow them consistently.

[] Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage more than $43 billion in assets as of December 31, 2000.


Comprehensive

[] We offer more than 70 mutual funds in these asset classes.

   o Large-cap equity                o High-yield bonds

   o Mid-cap equity                  o Investment grade bonds

   o Small-cap equity                o Municipal bonds

   o International equity              (single-state and national funds)

   o Balanced                        o International fixed-income

[] Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder


"THE PACE OF GLOBAL ECONOMIC GROWTH SLOWED THIS PAST YEAR AS TIGHTENING FINANCIAL CONDITIONS, COMBINED WITH THE HIGH PRICE OF OIL, GENERALLY PRESENTED A CHALLENGE TO BUSINESSES WORLDWIDE."


January 9, 2001

Recap of Events--The pace of global economic growth slowed this past year as tightening financial conditions, combined with the high price of oil, generally presented a challenge to businesses worldwide. During the year, the U.S. Federal Reserve Board, the European Central Bank, and for the first time since 1990, even the Bank of Japan raised interest rates.

This tighter monetary environment has contributed to the generally weak performance of global markets. In a poor environment for stocks, returns in many overseas equities markets have been lackluster, often following major U.S. stock indexes into negative territory year-to-date as of November 30, 2000. The very broad MSCI World Index, which tracks world equity markets, is down year-to-date and fell 7.37% for the one year period ended November 30, 2000.

Unfortunately, the generally poor performance by stocks worldwide did not translate into strong returns for global bonds. Currency volatility and a strong U.S. dollar squeezed returns in many areas of the world, as evidenced by the -2.17% return for the Salomon Smith Barney World Government Bond Index for the 12-month period ended November 30, 2000.

Delaware's global and international funds generally provided mixed performance for the challenging fiscal year that ended November 30, 2000. While three of the four funds in this report posted returns which outpaced a benchmark index, the returns in international markets have generally been disappointing on an absolute basis. For more explanation of individual fund performance, please see the Portfolio Management Review section for your Fund.

Despite the difficult year for international investors, we believe there are some clear reasons for optimism in the months ahead. For one, a "soft landing" for the U.S. economy could bring continued U.S. economic expansion and better times for U.S. stocks. These events could also bode well for international stock markets. Europe continues to show healthy employment growth, and we believe China's entry into the World Trade Organization bodes well for Pacific Rim markets in general over the long term.

In many emerging market countries around the globe, governments have continued adopting pro-business policy changes. These changes can help produce more mature capital markets in countries that have fledgling economies. Generally, we believe that the increasing globalization of financial markets and businesses is a very real trend that could be encouraging for international investors with a long-term perspective. We hope that investors have the patience to weather the current downturn in international markets, as we believe they have the potential to be rewarded by eventual market rebounds.

Market Outlook - We believe that the damage done in international equity markets by high oil prices, rising interest rates, and a strong dollar, are excessive. We think good values remain available in both emerging and developed international markets, but we will need to remain focused on companies that we believe can produce sustained profitability.

Investing in overseas markets adds important international exposure to your portfolio. Investments in non-U.S. stocks and bonds provide opportunity for capital appreciation, but they also come with increased risks and volatility that make it especially important to keep a long investment time horizon. We commend you for remaining steadfast with your international investments.

Thank you for your continued confidence and your commitment to Delaware Investments.


Sincerely,


/s/ Charles E. Haldeman, Jr.             /s/ David K. Downes
-------------------------------          --------------------------------------
Charles E. Haldeman, Jr.                 David K. Downes
Chairman,                                President and Chief Executive Officer,
Delaware Investments Family of Funds     Delaware Investments Family of Funds


Total Return

For the Period Ended November 30, 2000                        One Year
----------------------------------------------------------------------------
Delaware International Equity Fund Class A                     +0.38%
----------------------------------------------------------------------------
MSCI EAFE Index                                                -9.46%

Lipper International Equity Funds Average (763 funds)          -8.98%
----------------------------------------------------------------------------
Delaware Global Equity Fund Class A                            -5.12%
----------------------------------------------------------------------------
MSCI World Index                                               -7.37%

Lipper Global Funds Average (303 funds)                        -3.44%
----------------------------------------------------------------------------
Delaware Emerging Markets Fund Class A                        -16.78%
----------------------------------------------------------------------------
MSCI Emerging Markets Free Index                              -23.63%

Lipper Emerging Markets Funds Average (211 funds)             -20.70%
----------------------------------------------------------------------------
Delaware Global Bond Fund Class A                              -5.83%
----------------------------------------------------------------------------
Salomon Smith Barney World Government Bond Index               -2.17%

Lipper Global Income Funds Average (123 funds)                 +0.76%
----------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on pages 5, 8, 11, and 14.

The MSCI EAFE Index is an unmanaged composite of international stocks in established markets. The MSCI Emerging Markets Free Index is an unmanaged composite of international stocks in emerging markets. The MSCI World Index and Salamon Smith Barney World Government Bond Index are unmanaged composites of stocks and government bonds, respectively, and include U.S. and emerging market performance. The Lipper averages represent peer groups of international mutual funds tracked by Lipper (Source: Lipper, Inc.). You cannot invest directly in an index. Past performance does not guarantee future results.

Foreign investments are subject to risks not ordinarily associated with domestic investments (i.e., currency, economic and political risks).


[International Diversification Artwork]

Delaware International Equity Fund


PORTFOLIO MANAGEMENT REVIEW
---------------------------

                  Clive A. Gillmore
Senior Portfolio Manager & Director
Delaware International Advisers Ltd.

                       Nigel G. May
Senior Portfolio Manager & Director
Delaware International Advisers Ltd.

                    January 9, 2001



The Fund's Results
During our fiscal year, the strength of the U.S. dollar versus many world currencies made the going difficult for international equity investors, as strong returns in local currencies were often diminished after factoring in conversion rates. The year also saw a rapid and fundamental shift in the environment for equity investing. During the first quarter of our fiscal year, growth stocks generally excelled. From mid-March 2000 onward, however, we saw increased earnings concerns and volatility in many markets. In April, we began to see a shift in investor sentiment that favored our value style of investing. Delaware International Equity Fund finished the year ended November 30, 2000 with an overall return of +0.38% (Class A shares at net asset value with distributions reinvested). The Fund's performance surpassed the return of its benchmark index, the MSCI EAFE Index, which finished the fiscal year down 9.46%.

In managing the Fund, we attempt to manage the risks involved with international investing by comparing the inflation-adjusted value of a stock's expected dividend with its current price. We supplement this approach by conducting company-specific research and analysis that helps us identify factors that may increase or decrease the value of stocks in specific countries.

Portfolio Highlights
During the fiscal year ended November 30, 2000, we focused on countries with sound economies and undervalued markets and/or currencies. These included the U.K., New Zealand, and Australia. We also kept our exposure to Japan low relative to our benchmark index because of the country's cloudy economic outlook.

Although we do look for undervalued currencies, we do not think that all depressed currencies represent good value. For example, we are currently concerned about the continued descent of the euro, which by November 30, 2000 was down more than 4% against the U.S. dollar for our fiscal year. As a result, our allocation to euro zone countries and to continental Europe in general was smaller than that in our benchmark. We did, however, hold a number of large European stocks, including pharmaceutical manufacturer Bayer, Royal Dutch Petroleum, and investment bank ING Groep. In addition, we added paper manufacturer UPM Kymmene of Helsinki, Finland to the portfolio after having been without Scandinavian investments for some time.

Australia and New Zealand are two countries where we believe depressed currencies do generally represent good value at this time. In both cases, we believe that reasonably priced local stock markets and undervalued currencies are offering convincing arguments for our current higher allocations relative to the

Spain 5.3%

United Kingdom 28.4%

Cash & Other Assets 2.5%

Australia 10.5%

Belgium 1.3%

France 10.6%




Singapore 1.1%

New Zealand 1.9%

Netherlands 8.6%

Malaysia 0.5%

Japan 13.9%

Hong Kong 4.9%

Germany  9.8%

Finland 0.7%


Delaware International
Equity Fund
Portfolio Characteristics

November 30, 2000
------------------------------------------------------
Beta*                                             0.81
------------------------------------------------------
Median Market Capitalization            $10.67 billion
------------------------------------------------------


*Beta is a measure of risk relative to the market. A number less than 1.0 means less historical price volatility than the Index. A number higher than 1.0 means more historical volatility.

benchmark. Holdings include the Telecom Corporation of New Zealand, Foster's Brewing Group, and National Australia Bank, the Fund's second-largest position as of November 30, 2000.

As was the case at mid-year, we have a higher percentage in U.K. stocks than our benchmark, as we believe many companies there are undervalued. As of November 30, 2000, key U.K. holdings included industrial manufacturing company Blue Circle Industries, as well as British Airways and Bass, an operator of resort hotels and restaurants. Although we are encouraged by their prospects, both British Airways and Bass were negative performers for the year.

During the year, our small Japanese allocation was less than that in the EAFE Index. Despite signs of economic growth, we believe the Japanese economy is still displaying evidence of structural problems, and that Japan is currently not the best market for our value focus. As of November 30, 2000, Japanese investments comprised 13.9% of the portfolio. Our largest Japanese position, Matsushita Electric, posted respectable gains during the fiscal year while other holdings, such as Hitachi, were poor performers.

Outlook
We think the Fund is well positioned to take advantage of the increased number of value investment opportunities that have become available through market turmoil.

We believe that the U.S. dollar must eventually decline against other currencies, and that any such decline could be rapid. Until then, we will continue to look for good buying opportunities in the markets we think represent the best values.

Delaware International Equity Fund
Top 10 Holdings
As of November 30, 2000

                        Percentage of
Company                   Portfolio   Industry                    Country
--------------------------------------------------------------------------------
Total Fina                   3.4%     Energy                      France
--------------------------------------------------------------------------------
National Australia Bank      3.4%     Banking & Finance           Australia
--------------------------------------------------------------------------------
Matsushita Electric          3.2%     Electronics & Electrical    Japan
--------------------------------------------------------------------------------
Blue Circle Industries       3.1%     Industrial                  United Kingdom
--------------------------------------------------------------------------------
Foster's Brewing Group       3.1%     Food, Beverage & Tobacco    Australia
--------------------------------------------------------------------------------
West Japan Railway           3.0%     Transportation              Japan
--------------------------------------------------------------------------------
RWE                          2.9%     Energy                      Germany
--------------------------------------------------------------------------------
ING Groep                    2.8%     Banking & Finance           Netherlands
--------------------------------------------------------------------------------
Societe Generale             2.8%     Banking & Finance           France
--------------------------------------------------------------------------------
British Airways              2.8%     Transportation              United Kingdom
--------------------------------------------------------------------------------


(International Diversification Artwork)

FUND BASICS
-----------

Fund Objective

The Fund seeks long-term growth
without undue risk to principal. It
does so primarily through investments
in foreign equity securities that
provide the potential for capital
appreciation and income.

Total Fund Net Assets
As of November 30, 2000
$240.07 million

Number of Holdings
As of November 30, 2000
51

Fund Start Date
October 31, 1991

Your Fund Managers
Clive A. Gillmore is a graduate of
the University of Warwick. Mr.
Gillmore joined Delaware in 1990
after serving in the investment
management field for eight years. He
previously was Senior Portfolio
Manager at Hill Samuel Investment
Advisers Ltd.

Nigel G. May is a graduate of
Sidney Sussex College, Cambridge.
He joined Delaware in 1991,
assuming portfolio management
responsibilities and sharing
analytical responsibilities for
continental Europe. Mr. May had
previously been with Hill Samuel
Investment Management Group
for five years.

Nasdaq Symbols
Class A   DEGIX
Class B   DEIEX
Class C   DEGCX

DELAWARE INTERNATIONAL EQUITY FUND PERFORMANCE
----------------------------------------------

Growth of a $10,000 Investment
October 31, 1991 (Fund inception) through November 30, 2000

              MSCI World Equity Index           Delaware Global Equity Fund
              -----------------------           ---------------------------
Dec '94              $10,000                            $ 9,425
May '95              $10,943                            $10,541
Nov '95              $11,785                            $11,449
May '96              $12,953                            $12,304
Nov '96              $14,052                            $13,530
May '97              $15,228                            $14,401
Nov '97              $15,878                            $14,870
May '98              $18,345                            $16,232
Nov '98              $19,122                            $16,183
May '99              $20,828                            $16,748
Nov '99              $23,257                            $16,697
May '00              $23,733                            $16,199
Nov '00              $21,543                            $15,841
Nov '97              $15,246                            $16,941
May '98              $17,718                            $19,187
Nov '98              $17,804                            $18,423
May '99              $18,544                            $19,012
Nov '99              $21,619                            $19,706
May '00              $21,776                            $19,894
Nov '00              $19,574                            $19,781

Chart assumes $10,000 invested on October 31, 1991 and includes the effect of a maximum 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. After the Fund inception date, returns plotted on the chart were as of the last day of each May and November. You can not invest directly in an index.

Average Annual Total Returns
Through November 30, 2000                      Lifetime  Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 10/31/91)
   Excluding Sales Charge                       +8.50%      +8.41%       +0.38%
   Including Sales Charge                       +7.79%      +7.14%       -5.42%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
   Excluding Sales Charge                       +6.05%      +7.67%       -0.31%
   Including Sales Charge                       +6.05%      +7.37%       -5.15%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge                       +7.59%      +7.69%       -0.25%
   Including Sales Charge                       +7.59%      +7.69%       -1.21%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of distributions and, where indicated, any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and an annual distribution and service fee not to exceed 0.30%.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Average Annual Total Returns for the lifetime, five-year and one-year periods ended November 30, 2000 for Delaware International Equity Fund's Institutional Class were +8.79%, +8.75% and +0.70%, respectively. The Institutional Class was made available without sales charges only to a certain eligible institutional accounts on November 9, 1992.

An expense limitation was in effect for all classes of Delaware International Equity Fund during the periods shown. Performance would have been lower if the expense limitation was not in effect.

Delaware Global Equity Fund


               Elizabeth A. Desmond
Senior Portfolio Manager & Director
Delaware International Advisers Ltd.

                   Robert L. Arnold
           Senior Portfolio Manager
        Delaware Management Company

                    January 9, 2001


PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Fund's Results
Our fiscal year brought its share of challenges for global investors. The U.S. dollar was very strong against many world currencies and occasionally deflated strong returns from Europe and Australia. In addition, the U.S. economy's influence on the rest of the world seems to be increasing, and uncertainty about its direction may have been part of the reason we saw lukewarm returns in many regions of the world. In this environment, Delaware Global Equity Fund finished its fiscal year ended November 30, 2000 with an overall return of -5.12% (Class A shares at net asset value with distributions reinvested). The return was better than that of the Fund's benchmark, the Morgan Stanley Capital International World Index, which posted a -7.37% return. However, it trailed the Lipper Global Funds Average, which returned -3.44%.

In managing your Fund, we seek to identify undervalued countries and stocks. In selecting our country allocation, we use a "top-down" approach that looks at "purchasing power" when analyzing global currency values. Once our country allocation is in place, we then select individual stocks, using a "bottom-up" approach of analyzing company fundamentals. We look for stocks that may be undervalued based on projections for dividend growth, assets, and earnings.

Portfolio Highlights
As of November 30, 2000, the portfolio was allocated much the same as it was at mid-fiscal-year. We are maintaining significant exposure to both the U.K. and to select Australasian markets - in particular New Zealand and Australia. We have also maintained the Fund's low level of exposure to Japan, and have kept the U.S. portion of the portfolio at just under one third (30.0% as of November 30, 2000). Our allocations to both Japan and the U.S. were less than those in the Fund's benchmark.

In Australia, a strong economy was given an added boost by the 2000 Summer Olympics, but the local currency trended downward throughout the year against a strong U.S. dollar. The Australian dollar traded at just more than 52 U.S. cents at the end of our fiscal year (Source: Bloomberg). We believe this level of exchange offers significant value, and Australia continues to be a market for which we have great optimism. Our Australian holdings include the National Australia Bank and Foster's Brewing Group. The Fund also holds the stock of U.K.-based mining corporation Rio Tinto, which has a significant Australian operation.

We feel that the descent of the much-talked-about euro is more troubling given the currency's brief history. Partly due to this concern, we have kept our overall allocation to continental Europe below that of our benchmark. Our European holdings include Bayer and Siemens in Germany, Royal Dutch Petroleum, and Spain's telecommunications giant, Telefonica.


(International Diversification Artwork)

Delaware Global Equity Fund
Country Allocation
November 30, 2000


United States 30.0%
Cash & Other Assets 3.3%
Australia 6.4%
Belgium 1.5%
Finland 0.5%
France 5.5%
Germany  9.3%



United Kingdom 23.1%

Spain 2.7%
South Africa 1.2%
Singapore 1.3%
New Zealand 2.3%
Netherlands 5.5%
Malaysia 0.9%
Japan 3.4%
Hong Kong 3.1%


Delaware Global Equity Fund
Portfolio Characteristics

As of November 30, 2000
-------------------------------------------------
Beta*                                        0.72
-------------------------------------------------
Average Price-to-Earnings Ratio**           17.64
-------------------------------------------------
Median Market
   Capitalization                  $14.37 billion
-------------------------------------------------
 *Beta is a measure of risk relative to the market. A number less than 1.0 means less historical price volatility than the Index. A number higher than
  1.0 means more historical volatility.

**P/E is based on analysts' forward earnings estimates as reported by First
  Call/Thompson Financial.

Following our buy-and-hold strategy, our U.K. holdings remain practically unchanged from one year ago. Our U.K. allocation is our second-largest after our U.S. holdings. We hold a diverse collection of U.K. stocks, including pharmaceutical giant Glaxo Wellcome and Blue Circle Industries, an industrial manufacturing company.

Strong performers among U.S. holdings during the year included Bristol-Myers Squibb and mortgage-lender Fannie Mae. The Fund's overall return was hurt by the performance of Pitney Bowes, which we sold at a loss before the end of the fiscal year. Within the U.S. portion of our portfolio, we held fewer technology stocks during the year than our benchmark. In general, we believe that technology and telecommunications stocks continue to be overvalued, although we are beginning to search for exceptions as we watch price-to-earnings ratios continue to come down.

Outlook
Increasingly, the U.S. economy has been a key to the health of global equity markets, and we will continue to monitor the economy and the actions of the U.S. Federal Reserve Board for a more clear sign of direction. Until the global economic forecast is more positive, we expect moderate returns in the equities markets.

However, we believe that the volatility seen across global equity markets has created many opportunities for value-oriented investors. International investing remains an excellent way to diversify your portfolio, and we believe that the long-term future for many non-U.S. markets - both emerging and developed - is bright. We believe that our value-oriented, dividend-driven investment approach, used to select a portfolio of international stocks, is an excellent way to seek long-term capital appreciation.

Delaware Global Equity Fund
Top 10 Holdings
As of November 30, 2000

                      Percentage of
Company                  Portfolio  Industry                      Country
--------------------------------------------------------------------------------
RWE                         2.9%    Energy                        Germany
--------------------------------------------------------------------------------
Elsevier                    2.8%    Publishing                    Netherlands
--------------------------------------------------------------------------------
Fannie Mae                  2.7%    Banking & Finance             United States
--------------------------------------------------------------------------------
Boots                       2.6%    Retail                        United Kingdom
--------------------------------------------------------------------------------
Blue Circle Industries      2.6%    Industrial                    United Kingdom
--------------------------------------------------------------------------------
Bayerische Hypo-und
  Vereinsbank               2.5%    Banking & Finance             Germany
--------------------------------------------------------------------------------
Bayer                       2.4%    Healthcare & Pharmaceuticals  Germany
--------------------------------------------------------------------------------
Glaxo Wellcome              2.4%    Healthcare & Pharmaceuticals  United Kingdom
--------------------------------------------------------------------------------
Compagnie de Saint Gobain   2.2%    Building Materials            France
--------------------------------------------------------------------------------
Bass                        2.2%    Real Estate                   United Kingdom
--------------------------------------------------------------------------------

FUND BASICS
-----------

Fund Objective
The Fund seeks long-term total return. It does so primarily through investments in U.S. and foreign equity securities that provide the potential for capital appreciation and income.

Total Fund Net Assets
As of November 30, 2000
$10.74 million

Number of Holdings
As of November 30, 2000
65

Fund Start Date
December 27, 1994

Your Fund Managers
Elizabeth A. Desmond is a graduate of Wellesley College and the master's program in East Asian studies at Stanford University. She joined Delaware in 1991 and is a Chartered Financial Analyst.

Robert L. Arnold holds a B.S. from Carnegie Mellon University and earned an MBA from the University of Chicago. Prior to joining Delaware in 1992, he was involved in strategic analysis assignments at the former Chemical Banking Corporation.

Nasdaq Symbols
Class A  DEGAX
Class B  DGABX
Class C  DGACX


[International Diversification Artwork]


DELAWARE GLOBAL EQUITY FUND PERFORMANCE
---------------------------------------

Growth of a $10,000 Investment
December 27, 1994 (Fund inception) through November 30, 2000


                                                               Delaware Global
                                                MSCI World       Equity Fund
                                                   Index       Class A Shares
Dec '94                                            10000            9425
May '95                                            10943           10541
Nov '95                                            11785           11449
May '96                                            12953           12304
Nov '96                                            14052           13530
May '97                                            15228           14401
Nov '97                                            15878           14870
May '98                                            18345           16232
Nov '98                                            19122           16183
May '99                                            20828           16748
Nov '99                                            23257           16697
May '00                                            23733           16199
Nov '00                                            21543           15841


Chart assumes $10,000 invested on December 27, 1994 and includes the effect of a maximum 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. After the Fund inception date, returns plotted on the chart were as of the last day of each successive May and November. You can not invest directly in an index.

Average Annual Total Returns
Through November 30, 2000                       Lifetime   Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 12/27/94)
   Excluding Sales Charge                        +9.15%      +6.71%       -5.12%
   Including Sales Charge                        +8.07%      +5.45%      -10.60%
--------------------------------------------------------------------------------
Class B (Est. 12/27/94)
   Excluding Sales Charge                        +8.39%      +5.96%       -5.83%
   Including Sales Charge                        +8.28%      +5.64%      -10.33%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge                        +5.88%      +5.97%       -5.85%
   Including Sales Charge                        +5.88%      +5.97%       -6.75%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and, where indicated, any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and an annual distribution and service fee not to exceed 0.30%.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Average Annual Total Returns for the lifetime, five-year and one-year periods ended November 30, 2000 for Delaware Global Equity Fund's Institutional Class were +9.47%, +7.01% and -4.95%, respectively. The Institutional Class was made available without sales charges only to a certain eligible institutional accounts on December 27, 1994.

An expense limitation was in effect for all classes of Delaware Global Equity Fund during the periods shown. Performance would have been lower if the expense limitation was not in effect.

Nasdaq Symbol Institutional Class: DGAIX

Delaware Emerging Markets Fund


                                                               Clive A. Gillmore
                                             Senior Portfolio Manager & Director
                                            Delaware International Advisers Ltd.

                                                                  Robert Akester
                                                        Senior Portfolio Manager
                                            Delaware International Advisers Ltd.

                                                                 January 9, 2001


PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Fund's Results
The past year in emerging markets was a rollercoaster ride that we believe ended just as the car was reaching the bottom of a long drop. Consider the volatility seen in emerging market indexes during the past year. Your Fund's benchmark, the MSCI Emerging Market Free Index, began our fiscal year strongly, riding built-up momentum to double-digit percentage point gains over the first three months. Those gains were mostly given back during the second quarter of our fiscal year, however, before the index took a steep drop in the second half to finish the year with a return of -23.63%.

For the Fund's fiscal year, markets in Indonesia, the Philippines, South Korea, Taiwan, and Thailand all finished down more than 35% (Source: Dow Jones & Co.). These and other emerging markets were hit hard during the year by the same factors that influenced established stock markets, including rising oil prices, rising interest rates, and slowed corporate earnings. In this environment, your Fund held up a bit better than its benchmark, but still returned a disappointing -16.78% (Class A shares at net asset value with distributions reinvested) for the year ended November 30, 2000. By comparison, the return of the Lipper Emerging Markets Funds Average was -20.70% for the same period.

Portfolio Highlights
We believe the Fund performed better than the benchmark because we held fewer stocks than the benchmark in some of the emerging markets that posted the worst performance during the year. Due to our strategy of seeking undervalued stocks, we also held fewer stocks than the benchmark in what we refer to as TMT stocks - those companies in the technology, media, and telecommunications industries. These stocks, many of which had undergone strong price increases before the emerging market volatility set in, generally were hit hardest when many emerging markets turned down this year.

When selecting our country allocation for the Fund, we use the index weights more as a starting point rather than as a driving force. Our asset allocation decisions are driven more by fundamental valuation factors.

As the downturn in emerging markets worsened during the year, Asian markets were generally hit hardest (Source: MSCI). When emerging markets began trending downward, we were underweight relative to the benchmark in Taiwan, as well as in South Korea, where Pohang Iron & Steel remains the Fund's lone holding.

During the year, the Fund's performance was hurt by its exposure to Thailand (5.2% as of November 30, 2000). We had a heavier weighting than the benchmark when Bangkok's SET exchange tumbled precipitously during the second half of the fiscal year. We believe that the Thai market was hurt by continued bankruptcies and slow progress with debt restructuring programs in both the financial and corporate sectors.

Delaware Emerging Markets Fund
Country Allocation
As of November 30, 2000


Taiwan 4.5%

Thailand 5.2%

United States 2.3%

Other Assets & Cash 15.5%

Brazil 19.8%

Chile 3.4%



South Korea 2.8%

South Africa 14.7%


Russia 2.3%

Mexico 6.1%

Malaysia 5.8%

Israel 3.8%

India 6.8%

China 7.0%

Delaware Emerging Markets Fund
Portfolio Characteristics

November 30, 2000
--------------------------------------------------------------------
Beta*                                                           1.01
--------------------------------------------------------------------
Average Price-to-Earnings Ratio**                              10.51
--------------------------------------------------------------------
Median Market
   Capitalization                                    $579.92 million
--------------------------------------------------------------------

    *Beta is a measure of risk relative to the market. A number less than 1.0 means less historical price volatility than the Index. A number higher than 1.0 means more historical volatility.

   **P/E is based on analysts' forward earnings estimates as reported by First
     Call/Thomson Financial.


[International Diversification Artwork]


A strong rally that carried through the first month of our fiscal year allowed Brazilian markets to post strong performance during our fiscal year relative to other emerging markets. Our Brazilian holdings, which made up 19.8% of the portfolio as of November 30, 2000, contributed positively to the Fund's performance during the fiscal year.

The Fund holds securities from a broad array of industries. Although we do hold some technology stocks, we have been very selective with regard to the technology, media, and telecommunications sectors. We make certain that we find stocks that our fundamental analysis tells us are undervalued before we buy in these sectors. We hold fewer stocks than our benchmark in these sectors, and expect to continue to do so going forward. However, we are always searching for discounted positions with real growth potential.

Outlook
In our opinion, the worst is over in emerging markets, and the damage investors have experienced was overdone. Late in our fiscal year, we saw improving fundamentals in many emerging markets with respect to political stability, current account stability, debt restructuring and regulatory policy. We are optimistic that emerging markets not only have seen a bottom, but that investors could begin to realize much better returns from these markets in the coming months. We think the sell-offs that took place in many countries were too drastic.

In our opinion, some very attractive valuations are available at present in emerging markets as compared with developed markets. A change in investor mindset and a renewed focus on fundamentals is encouraging. For value investors especially, it offers the potential for strong future performance.

Delaware Emerging Markets Fund
Top 10 Holdings
As of November 30, 2000

                                     Percentage of
Company                                Portfolio    Industry                         Country
---------------------------------------------------------------------------------------------------
Sasol                                     2.9%      Energy                           South Africa
---------------------------------------------------------------------------------------------------
Uniao de Bancos Brasileiros               2.9%      Banking & Finance                Brazil
---------------------------------------------------------------------------------------------------
Pohang Iron & Steel                       2.8%      Metals & Mining                  South Korea
---------------------------------------------------------------------------------------------------
Administradora de Fondos
   de Pensiones Provida ADR               2.7%      Banking & Finance                Chile
---------------------------------------------------------------------------------------------------
Sappi                                     2.7%      Paper & Forest Products          South Africa
---------------------------------------------------------------------------------------------------
Telecomunicacoes
   de Minas Gerais                        2.6%      Telecommunications               Brazil
---------------------------------------------------------------------------------------------------
Sanlam                                    2.6%      Banking & Finance                South Africa
---------------------------------------------------------------------------------------------------
Electricity Generating Public             2.6%      Energy                           Thailand
---------------------------------------------------------------------------------------------------
Cemex de C.V.                             2.5%      Building & Materials             Mexico
---------------------------------------------------------------------------------------------------
Companhia Paranaense de
   Energia Copel ADR                      2.4%      Energy                           Brazil
---------------------------------------------------------------------------------------------------

FUND BASICS
-----------

Fund Objective
The Fund seeks to maximize total return. It does so primarily through investments in equity securities of issuers from emerging foreign countries.

Total Fund Net Assets
As of November 30, 2000
$12.63 million

Number of Holdings
As of November 30, 2000
71

Fund Start Date
June 10, 1996

Your Fund Managers
Clive A. Gillmore is a graduate of the University of Warwick. Mr. Gillmore joined Delaware in 1990 after serving in the investment management field for eight years. He previously was Senior Portfolio Manager at Hill Samuel Investment Advisers Ltd.

Robert Akester holds a B.S. in Statistics and Economics from University College, London, and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment. Mr. Akester joined in Delaware in 1996 and has more than 30 years of investment experience.

Nasdaq Symbols
Class A   DEMAX
Class B   DGMBX
Class C   DGMCX



DELAWARE EMERGING MARKETS FUND PERFORMANCE
------------------------------------------

Growth of a $10,000 Investment
June 10, 1996 (Fund inception) through November 30, 2000




                                                           Delaware Emerging
                             MSCI Emerging                    Markets Fund
                          Markets Free Index                 Class A Shares
                          ------------------               ---------------
Jun '96                        $9,425                          $10,000
Nov '96                        $9,397                           $9,538
May '97                       $11,407                          $10,709
Nov '97                        $9,696                           $8,272
May '98                        $8,981                           $7,678
Nov '98                        $6,626                           $6,418
May '99                        $7,321                           $7,944
Nov '99                        $8,266                           $9,337
May '00                        $8,294                           $9,354
Nov '00                        $6,879                           $7,131

Chart assumes $10,000 invested on June 10, 1996 and includes the effect of a maximum 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. After the Fund inception date, returns plotted on the chart were as of the last day of each successive May and November. You can not invest directly in an index.

Average Annual Total Returns
Through November 30, 2000                       Lifetime                One Year
--------------------------------------------------------------------------------
Class A (Est. 6/10/96)
   Excluding Sales Charge                        -6.80%                  -16.78%
   Including Sales Charge                        -8.02%                  -21.55%
--------------------------------------------------------------------------------
Class B (Est. 6/10/96)
   Excluding Sales Charge                        -7.46%                  -17.44%
   Including Sales Charge                        -7.84%                  -21.54%
--------------------------------------------------------------------------------
Class C (Est. 6/10/96)
   Excluding Sales Charge                        -7.49%                  -17.46%
   Including Sales Charge                        -7.49%                  -18.28%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of distributions and, where indicated, any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and an annual distribution and service fee not to exceed 0.30%.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Average Annual Total Returns for the lifetime and one-year periods ended November 30, 2000 for Delaware Emerging Markets Fund's Institutional Class were -6.51% and -16.65%, respectively. The Institutional Class was made available without sales charges only to a certain eligible institutional accounts on June 10, 1996.

An expense limitation was in effect for all classes of Delaware Emerging Markets Fund during the periods shown. Performance would have been lower if the expense limitation was not in effect.

Nasdaq Symbol Institutional Class: DEMIX

Delaware Global Bond Fund


                                                             Christopher A. Moth
                                             Senior Portfolio Manager & Director
                                            Delaware International Advisers Ltd.

                                                                    Joanna Bates
                                                        Senior Portfolio Manager
                                            Delaware International Advisers Ltd.

                                                                 January 9, 2001


[International Diversification Artwork]


PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Fund's Results
The fiscal year ended November 30, 2000 was the second straight fiscal year, and third in the last four, in which Delaware Global Bond Fund's benchmark index posted negative returns (Source: Lipper). For the year ended November 30, 2000, the Salomon Smith Barney World Government Bond Index posted a return of -2.17%.

Rising interest rates and a very strong U.S. dollar squeezed the performance of global bond markets throughout the past year. Currency volatility has been extreme, and although returns in local currency have often been positive, many of those returns turned negative after factoring in conversion to the rising dollar. Delaware Global Bond Fund posted a return of -5.83% (Class A shares at net asset value with distributions reinvested) for the fiscal year amid this difficult environment.

Portfolio Highlights
We believe that a number of international currencies are now extraordinarily undervalued. We have positioned the Fund to take advantage of this situation, investing more heavily in securities based in those undervalued currencies. Currencies we consider to be significantly undervalued include the euro, certain European currencies, and the Australian and New Zealand dollars. All have been affected by the rise of the U.S. dollar.

Investing in foreign bonds involves currency risk. American investors measure their results in U.S. dollars, and international currency changes can add to or subtract from U.S. returns. We attempt to reduce currency risk by holding bonds denominated in currencies that appear undervalued.

The Fund's lower performance for the year versus its benchmark can largely be attributed to our net performance in these parts of the world. We are optimistic that as time progresses, the currencies in these markets can rebound from their extreme undervaluation and that our holdings will benefit.

We believe that the strength of the U.S. dollar is the main reason for the euro's weakness. We believe, however, that the euro's fundamentals remain convincingly solid. The euro zone is economically healthy, boasting a lower overall inflation rate than the U.S. as of the end of our fiscal year (Source:
European Central Bank). In addition, the euro zone current account is in balance, whereas the U.S. deficit remains at record levels. As the U.S. economy cools, we think it will become increasingly hard to attract the foreign capital needed to keep the dollar riding high. In anticipation of this occurrence, we reduced our exposure to U.S. bonds during the second half of the fiscal year.

Delaware Global Bond Fund
Country Allocation
As of November 30, 2000


Canada 4.1%

France 4.0%

Portugal 3.7%

Other Bonds, Assets
& Cash 2.2%

Germany 17.6%

New Zealand 14.9%


Australia 11.7%

United States 9.4%

Netherlands 8.9%

Finland 8.5%

United Kingdom 5.6%

Austria 4.9%

Belgium 4.5%


Delaware Global Bond Fund
Portfolio Characteristics

As of November 30, 2000
---------------------------------------------------------------------
Current 30-Day SEC Yield*                                       4.93%
---------------------------------------------------------------------
Average Credit Quality                                            AAA
---------------------------------------------------------------------
Average Effective Maturity***                              6.98 years
---------------------------------------------------------------------

  *For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC yield as of 11/30/00 for Class B and Class C shares was 4.52% and 4.54%, respectively.

***Average effective maturity is the average time remaining until scheduled replacement by issuers of portfolio securities.



We also look at inflation very closely as a basis for our asset allocation decisions. The global economic boom points to an increase in inflation in many markets. This includes the threat of inflation in the U.S., which we believe could persist despite the economic slowing witnessed near the end of our fiscal year. This threat of inflation has been one factor leading us to hold a lower percentage of U.S. bonds than the benchmark. We believe that strong yields from U.S. dollar-based securities are outweighed by the high inflation risk investors may be taking on by buying U.S. bonds.

As of November 30, 2000, your Fund had significant exposure to the euro zone, and low exposure to Japan. This position reflects our belief that the prospective real yield in Japan is still very low, and that the market there remains a poor value.

Looking forward, we will continue attempting to take advantage of the extraordinary differences now seen in currency valuations. We will do this by using a country allocation that favors those undervalued currencies somewhat strongly when compared to our benchmark.


Outlook
Generally, bond markets in many countries did not perform as badly during the past fiscal year as world global bond indexes may suggest. In many cases, results were seriously undermined when translated into U.S. dollars. We believe that non-U.S. currencies have been dramatically oversold. We also believe that many non-U.S. dollar securities are poised for a strong rally when currency rates revert to what we consider to be more typical levels. Such an occurrence would likely bring better returns for global bond funds than we have seen in the past two years.

FUND BASICS
-----------

Fund Objective
The Fund seeks to achieve current income consistent with preservation of principal. It does so primarily through investments in fixed-income securities that may also provide the potential for capital appreciation.

Total Fund Net Assets
As of November 30, 2000
$11.02 million

Number of Holdings
As of November 30, 2000
36

Fund Start Date
December 27, 1994

Your Fund Managers
Christopher A. Moth graduated from the City University of London and joined Delaware in 1992. He previously worked at the Guardian Royal Exchange, where he was responsible for technical analysis, quantitative models, and projections.

Joanna Bates is a graduate of London University and joined Delaware in 1997. Previously she was Associate Director, Fixed Interest at Hill Samuel Investment Management.

Nasdaq Symbols
Class A  DGBAX
Class B  DGBBX
Class C  DGBCX


[International Diversification Artwork]



DELAWARE GLOBAL BOND FUND PERFORMANCE
-------------------------------------

Growth of a $10,000 Investment
December 27, 1994 (Fund inception) through November 30, 2000


                                        Delaware Global     Salamon Smith Barney
                                          Bond Fund           World Government
                                        Class A Shares          Bond Index
Dec '94                                       9524                10000
Nov '95                                      11314                11780
Nov '96                                      12938                12435
Nov '97                                      13097                12401
Nov '98                                      13814                13974
Nov '99                                      13332                13681
Nov '00                                      12554                13385




Chart assumes $10,000 invested on December 27, 1994 and includes the effect of a maximum 4.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. After the Fund inception date, returns plotted on the chart were as of the last day of each successive May and November. You can not invest directly in an index.

Average Annual Total Returns
Through November 30, 2000                    Lifetime  Five Years     One Year
-------------------------------------------------------------------------------
Class A (Est. 12/27/94)
   Excluding Sales Charge                     +4.77%      +2.10%       -5.83%
   Including Sales Charge                     +3.91%      +1.11%      -10.32%
-------------------------------------------------------------------------------
Class B (Est. 12/27/94)
   Excluding Sales Charge                     +4.04%      +1.36%       -6.58%
   Including Sales Charge                     +3.91%      +1.05%      -10.26%
-------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge                     +1.29%      +1.36%       -6.51%
   Including Sales Charge                     +1.29%      +1.36%       -7.44%
-------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and, where indicated, any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 4.75% maximum front-end sales charge and an annual distribution and service fee not to exceed 0.30%.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Average Annual Total Returns for the lifetime, five-year and one-year periods ended November 30, 2000 for Delaware Global Bond Fund's Institutional Class were +5.07%, +2.38% and -5.57%, respectively. The Institutional Class was made available without sales charges only to a certain eligible institutional accounts on December 27, 1994.

An expense limitation was in effect for all classes of Delaware Global Bond Fund during the periods shown. Performance would have been lower if the expense limitation was not in effect.

Nasdaq Symbol Institutional Class: DGBIX

Statement of Net Assets

DELAWARE INTERNATIONAL EQUITY FUND
----------------------------------
                                                                     Market
                                                        Number of    Value
November 30, 2000                                       Shares       (US$)
--------------------------------------------------------------------------------
   Common Stock--97.51%
   Australia - 10.50%
   Amcor ............................................   1,087,000    $ 2,901,864
   CSR ..............................................   1,956,874      4,533,725
  +Foster's Brewing Group ...........................   2,995,165      7,385,579
   National Australia Bank ..........................     513,818      8,068,909
   Orica ............................................     578,300      1,677,816
  +Paperlinx ........................................     362,333        648,674
                                                                     -----------
                                                                      25,216,567
                                                                     -----------
   Belgium - 1.27%
   Electrabel .......................................      14,679      3,040,764
                                                                     -----------
                                                                       3,040,764
                                                                     -----------
   Finland - 0.72%
   UPM-Kymmene ......................................      60,183      1,727,159
                                                                     -----------
                                                                       1,727,159
                                                                     -----------
   France - 10.59%
   Alcatel ..........................................     111,555      5,529,787
   Compagnie de Saint Gobain ........................      35,975      4,958,777
   Societe Generale .................................     126,472      6,819,155
   Total Fina .......................................      56,791      8,114,497
                                                                     -----------
                                                                      25,422,216
                                                                     -----------
   Germany - 9.81%
  +Bayer ............................................     143,090      6,321,462
   Bayerische Hypo-und Vereinsbank ..................      99,100      5,067,520
   Continental ......................................      94,500      1,376,547
  +RWE ..............................................     161,000      6,944,677
  +Siemens ..........................................      33,300      3,851,593
                                                                     -----------
                                                                      23,561,799
                                                                     -----------
   Hong Kong - 4.88%
   Hong Kong Electric ...............................   1,168,000      4,028,180
   Jardine Matheson Holdings ........................     632,287      3,951,794
   Wharf Holdings ...................................   1,843,514      3,746,187
                                                                     -----------
                                                                      11,726,161
                                                                     -----------
   Japan - 13.89%
   Canon ............................................     166,000      6,509,804
   Eisai ............................................     177,000      6,063,556
   Hitachi ..........................................     489,000      4,659,662
  +Kinki Coca-Cola Bottling .........................     134,000      1,226,144
   Matsushita Electric ..............................     310,000      7,769,213
   West Japan Railway ...............................       1,587      7,124,868
                                                                     -----------
                                                                      33,353,247
                                                                     -----------

                                                                     Market
                                                        Number of    Value
                                                        Shares       (US$)
--------------------------------------------------------------------------------
   Common Stock (continued)
   Malaysia - 0.50%
   Sime Darby .......................................     966,000    $ 1,189,705
                                                                     -----------
                                                                       1,189,705
                                                                     -----------
   Netherlands - 8.55%
   Elsevier .........................................     452,000      5,711,479
   ING Groep ........................................      95,100      6,846,214
   Koninklijke Vopak ................................      69,680      1,375,557
   Royal Dutch Petroleum ............................     110,280      6,607,855
                                                                     -----------
                                                                      20,541,105
                                                                     -----------
   New Zealand - 1.87%
  +Carter Holt Harvey ...............................     880,300        634,062
  +Telecom Corporation of New Zealand ...............   1,638,920      3,849,979
                                                                     -----------
                                                                       4,484,041
                                                                     -----------
   Singapore - 1.10%
   Overseas Chinese Banking .........................     393,000      2,643,749
                                                                     -----------
                                                                       2,643,749
                                                                     -----------
   Spain - 5.34%
   Banco Santander Central
   Hispanoamericano .................................     489,632      4,338,988
   Iberdrola ........................................     312,900      3,741,560
  *Telefonica .......................................     301,338      4,730,158
                                                                     -----------
                                                                      12,810,706
                                                                     -----------
   United Kingdom - 28.49%
   Bass .............................................     533,607      5,613,219
   BG Group .........................................     872,000      3,584,814
   Blue Circle Industries ...........................   1,145,254      7,526,552
   Boots ............................................     728,500      6,305,832
   British Airways ..................................   1,161,570      6,629,987
   Cable & Wireless .................................     344,100      4,234,021
   GKN ..............................................     532,800      5,801,786
   Great Universal Stores ...........................     861,600      6,452,921
   Halifax ..........................................     544,400      5,053,019
  *Lattice Group ....................................     567,247      1,202,294
   PowerGen .........................................     385,000      3,198,349
   Rio Tinto ........................................     294,524      4,445,170
   Taylor Woodrow ...................................   2,190,825      5,516,114
   Uniq .............................................     869,000      2,824,609
                                                                     -----------
                                                                      68,388,687
                                                                     -----------
   Total Common Stock
    (cost $211,211,837)                                              234,105,906
                                                                     -----------

                                                        Principal    Market
                                                        Amount       Value
Delaware International Equity Fund                      (US$)        (US$)
--------------------------------------------------------------------------------
  Repurchase Agreements - 2.75%
  With BNP Paribas 6.48% 12/1/00
   (dated 11/30/00, collateralized by
   $958,000 U.S.Treasury Notes 5.50%
   due 8/31/01, market value $966,145
   and $1,366,000 U.S. Treasury Notes
   5.875% due 10/31/01, market
   value $1,369,935) .................................  $2,284,000   $2,284,000
  With Chase Manhattan 6.45% 12/1/00
   (dated 11/30/00, collateralized by
   $1,303,000 U.S.Treasury Notes 5.50%
   due 3/31/03, market value $1,312,621
   and $1,085,000 U.S. Treasury Notes
   4.25% due 11/15/03, market
   value $1,047,609) .................................  2,299,000     2,299,000
  With J.P. Morgan Securities 6.45%
   12/1/00 (dated 11/30/00, collateralized
   by $2,025,000 U.S. Treasury Notes
   6.625% due 4/30/02, market
   value $2,056,088) .................................  2,015,000     2,015,000
                                                                   ------------
  Total Repurchase Agreements
   (cost $6,598,000) .................................                6,598,000
                                                                   ------------

  Total Market Value of Securities - 100.26%
   (cost $217,809,837) ...............................              240,703,906
   Liabilities Net of Receivables and
   Other Assets - (0.26%) ............................                 (632,430)
                                                                   ------------
  Net Assets Applicable to 15,287,727
   Shares Outstanding - 100.00% ......................             $240,071,476
                                                                   ------------

  Net Asset Value - Delaware International
   Equity Fund A Class
   ($80,652,268 / 5,138,843 shares) ..................                   $15.69
                                                                         ------

  Net Asset Value - Delaware International
   Equity Fund B Class
   ($32,177,517 / 2,066,384 shares) ..................                   $15.57
                                                                         ------

  Net Asset Value - Delaware International
   Equity Fund C Class
   ($10,202,263 / 655,837 shares) ....................                   $15.56
                                                                         ------

  Net Asset Value - Delaware International
   Equity Fund Institutional Class
   ($117,039,428 / 7,426,663 shares) .................                   $15.76
                                                                         ------

   Components of Net Assets at November 30, 2000:
   Shares of beneficial interest
    (unlimited authorization - no par) ........................     $188,118,013
   Undistributed net investment income ** .....................        1,912,806
   Accumulated net realized gain
    on investments ............................................       27,173,521
   Net unrealized appreciation of investments
    and foreign currencies ....................................       22,867,136
                                                                    ------------
   Total net assets ...........................................     $240,071,476
                                                                    ============
------------
 *Non-income producing security for the year ended November 30, 2000. **Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
 +Security is partially or fully on loan.

  Net Asset Value and Offering Price per Share -
   Delaware International Equity Fund
  Net asset value A Class (A) .................................           $15.69
  Sales charge (5.75% of offering price or 6.12%
   of the amount invested per share) (B) ......................             0.96
                                                                          ------
  Offering price ..............................................           $16.65
                                                                          ======

------------

   (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
   (B) See the current prospectus for purchases of $50,000 or more.


                             See accompanying notes

DELAWARE GLOBAL EQUITY FUND
---------------------------


                                                                      Market
                                                           Number of  Value
November 30, 2000                                          Shares     (US$)
--------------------------------------------------------------------------------
   Common Stock - 96.60%
   Australia - 6.39%
   Amcor .............................................     34,500     $   92,101
   CSR ...............................................     82,250        190,558
   Foster's Brewing Group ............................     59,889        147,676
   National Australia Bank ...........................     10,338        162,346
   Orica .............................................     22,800         66,149
   Paperlinx .........................................     15,200         27,212
                                                                      ----------
                                                                         686,042
                                                                      ----------
   Belgium - 1.49%
   Electrabel ........................................        770        159,506
                                                                      ----------
                                                                         159,506
                                                                      ----------
   Finland - 0.52%
   UPM-Kymmene .......................................      1,951         55,991
                                                                      ----------
                                                                          55,991
                                                                      ----------
   France - 5.47%
   Compagnie de Saint Gobain .........................      1,720        237,084
   Societe Generale ..................................      4,266        230,015
   Total Fina ........................................        843        120,451
                                                                      ----------
                                                                         587,550
                                                                      ----------
   Germany - 9.32%
   Bayer .............................................      5,930        261,977
   Bayerische Hypo-und Vereinsbank ...................      5,190        265,393
   RWE ...............................................      7,120        307,119
   Siemens ...........................................      1,435        165,977
                                                                      ----------
                                                                       1,000,466
                                                                      ----------
   Hong Kong - 3.07%
   Hong Kong Electric ................................     44,000        151,747
   Jardine Matheson Holdings .........................     17,027        106,419
   Wharf Holdings ....................................     35,028         71,180
                                                                      ----------
                                                                         329,346
                                                                      ----------
   Japan - 3.43%
   Canon .............................................      2,000         78,431
   Eisai .............................................      3,000        102,772
   Matsushita Electric ...............................      3,000         75,186
   West Japan Railway ................................         25        112,238
                                                                      ----------
                                                                         368,627
                                                                      ----------
   Malaysia - 0.86%
   Sime Darby ........................................     75,300         92,738
                                                                      ----------
                                                                          92,738
                                                                      ----------
   Netherlands - 5.51%
   Elsevier ..........................................     23,650        298,842
   Koninklijke Vopak .................................      3,370         66,529
   Royal Dutch Petroleum .............................      3,780        226,493
                                                                      ----------
                                                                         591,864
                                                                      ----------
   New Zealand - 2.33%
   Carter Holt Harvey ................................    114,300         82,328
   Telecom Corporation of New Zealand ................     71,376        167,669
                                                                      ----------
                                                                         249,997
                                                                      ----------
   Singapore - 1.25%
   Overseas Chinese Banking ..........................     20,000        134,542
                                                                      ----------
                                                                         134,542
                                                                      ----------

                                                                      Market
                                                           Number of  Value
                                                           Shares     (US$)
--------------------------------------------------------------------------------
   Common Stock (continued)
   South Africa - 1.18%
   Sanlam ..............................................   59,700     $   62,232
   Sasol ...............................................    9,100         64,218
                                                                      ----------
                                                                         126,450
                                                                      ----------
   South Korea - 0.75%
   Pohang Iron & Steel ADR .............................    5,600         80,850
                                                                      ----------
                                                                          80,850
                                                                      ----------
   Spain - 2.69%
   Iberdrola ...........................................    9,100        108,815
  *Telefonica ..........................................   11,483        180,251
                                                                      ----------
                                                                         289,066
                                                                      ----------
   United Kingdom - 23.09%
   Associated British Foods ............................   20,460        140,283
   Bass ................................................   22,392        235,550
   Blue Circle Industries ..............................   41,556        273,104
   Boots ...............................................   32,700        283,048
   British Airways .....................................   27,152        154,978
   Cable & Wireless ....................................   15,200        187,030
   GKN .................................................   16,700        181,850
   Glaxo Wellcome ......................................    8,820        257,328
   Halifax .............................................   15,100        140,155
   PowerGen ............................................   25,900        215,162
   Rio Tinto ...........................................   15,232        229,892
   Taylor Woodrow ......................................   72,100        181,535
                                                                      ----------
                                                                       2,479,915
                                                                      ----------
   United States - 29.25%
   ALLTEL ..............................................    2,700        165,375
   Aon .................................................    5,200        161,525
   Avon Products .......................................    4,200        174,825
   Bank of America .....................................    3,618        144,494
   Baxter International ................................    2,500        216,406
   Bristol-Myers Squibb ................................    3,100        214,869
   Chase Manhattan .....................................    3,900        143,813
   Chevron .............................................    2,100        171,938
   Compaq Computer .....................................    6,500        139,750
   Exxon Mobil .........................................    2,400        211,200
   Fannie Mae ..........................................    3,600        284,400
   International Business Machines .....................    1,600        149,600
   Johnson & Johnson ...................................    1,700        170,000
   Minnesota Mining & Manufacturing ....................    2,100        209,738
   Motorola ............................................    5,400        108,338
   Quaker Oats .........................................    2,200        191,263
   Ralston-Purina Group ................................    8,500        223,656
  *Worldcom ............................................    4,100         61,244
                                                                      ----------
                                                                       3,142,434
                                                                      ----------
   Total Common Stock
    (cost $10,926,983) .................................              10,375,384
                                                                      ----------


   Preferred Stock - 0.15%
   United States - 0.15%
   Sealed Air 2.00% ....................................      475         16,091
                                                                     -----------
   Total Preferred Stock
    (cost $21,116) .....................................                  16,091
                                                                     -----------

                                                         Principal   Market
                                                         Amount      Value
Delaware Global Equity Fund                              (US$)       (US$)
--------------------------------------------------------------------------------
  Repurchase Agreements - 2.85%
  With BNP Paribas 6.48% 12/1/00
   (dated 11/30/00, collateralized by
   $44,000 U.S.Treasury Notes 5.50%
   due 8/31/01, market value
   $44,808 and $63,000 U.S. Treasury Notes
   5.875% due 10/31/01, market
   value $63,534) ....................................   $105,900    $   105,900
  With Chase Manhattan 6.45% 12/1/00
   (dated 11/30/00, collateralized by
   $60,000 U.S. Treasury Notes 5.50%
   due 3/31/03, market value $60,876
   and $50,000 U.S. Treasury Notes
   4.25% due 11/15/03, market
   value $48,586) ....................................    106,600        106,600
  With J.P. Morgan Securities 6.45%
   12/1/00 (dated 11/30/00, collateralized
   by $94,000 U.S. Treasury Notes
   6.625% due 4/30/02, market
   value $95,357) ....................................     93,500         93,500
                                                                     -----------
  Total Repurchase Agreements
   (cost $306,000) ...................................                   306,000
                                                                     ===========

  Total Market Value of Securities - 99.60%
   (cost $11,254,099) ................................                10,697,475
  Receivables and Other Assets
   Net of Liabilities - 0.40% ........................                    42,825
                                                                     -----------
  Net Assets Applicable to 901,871
   Shares Outstanding - 100.00% ......................               $10,740,300
                                                                     ===========

  Net Asset Value - Delaware Global
   Equity Fund A Class
   ($4,985,790 / 417,279 shares) .....................                    $11.95
                                                                          ------

  Net Asset Value - Delaware Global
   Equity Fund B Class
   ($3,766,211 / 317,287 shares) .....................                    $11.87
                                                                          ------

  Net Asset Value - Delaware Global
   Equity Fund C Class
   ($1,289,824 / 109,122 shares) .....................                    $11.82
                                                                          ------

  Net Asset Value - Delaware Global
   Equity Fund Institutional Class
   ($698,475 / 58,183 shares) ........................                    $12.00
                                                                          ------

--------------------------------------------------------------------------------
   Components of Net Assets at November 30, 2000:
   Shares of beneficial interest
    (unlimited authorization - no par) .........................    $10,738,337
   Undistributed net investment income** .......................          3,560
   Accumulated net realized gain
    on investments .............................................        555,805
   Net unrealized depreciation of investments
    and foreign currencies .....................................       (557,402)
                                                                    -----------
   Total net assets ............................................    $10,740,300
                                                                    ===========

------------
 *Non-income producing security for the year ended November 30, 2000. **Undistributed net investment income includes net realized gains (losses)
  on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

    ADR - American Depositary Receipts

Net Asset Value and Offering Price per Share -
   Delaware Global Equity Fund
Net asset value A Class (A) ....................................          $11.95
Sales charge (5.75% of offering price or 6.11%
    of amount invested per share) (B) ..........................            0.73
                                                                          ------
Offering price .................................................          $12.68
                                                                          ======

------------

  (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

  (B) See the current prospectus for purchases of $50,000 or more.


                             See accompanying notes

DELAWARE EMERGING MARKETS FUND
------------------------------

                                                                      Market
                                                       Number of      Value
November 30, 2000                                      Shares         (US$)
--------------------------------------------------------------------------------
   Common Stock - 97.51%
   Argentina - 1.58%
  *Central Puerto Class B ..........................       80,000     $   78,415
   Transportadora de Gas del Sur, Class B ..........       83,600        121,243
                                                                      ----------
                                                                         199,658
                                                                      ----------
   Brazil - 19.82%
   Aracruz Celulose ADR ............................       20,250        235,406
   Brasil Telecom ..................................   43,977,056        278,901
   Centrais Electricas de Santa Catarina ...........      309,000         87,793
   Centrais Electricas de Santa
    Catarina GDR ...................................        1,000         28,471
   Companhia Energetica de Minas Gerais ............    3,300,000         42,192
   Companhia Energetica de Minas
    Gerais ADR .....................................        9,239        118,369
   Companhia Paranaense de Energia -
    Copel ADR ......................................       39,190        303,723
   Gerdau Metalurgica ..............................   19,820,000        296,546
   Petroleo Brasileiro-Petrobras ...................        9,580        230,863
   Renner Participacoes ............................    4,100,000          8,321
   Rossi Residencial GDR ...........................       24,800         31,521
   Telecomunicacoes de Minas Gerais ................    8,100,000        328,767
   Uniao de Bancos Brasileiros .....................   14,999,000        357,663
   Usinas Siderurgicas de Minas Gerais .............       24,600         99,848
   Usinas Siderurgicas de Minas
    Gerais ADR .....................................       13,370         54,380
                                                                      ----------
                                                                       2,502,764
                                                                      ----------
   Chile - 3.41%
   Administradora de Fondos de Pensiones
    Provida ADR ....................................       16,300        336,188
  *Empresa Nacional de Electricidad ADR ............        9,343         94,014
                                                                      ----------
                                                                         430,202
                                                                      ----------
   China - 6.96%
   Beijing Capital International Airport ...........    1,424,000        290,283
  *Guangdong Kelon Electric Holding ................      485,000         89,540
   Guangshen Railway ...............................    2,162,000        249,466
   Shenzhen Expressway .............................    2,094,400        241,666
   Zhejiang Expressway .............................       54,000          7,892
                                                                      ----------
                                                                         878,847
                                                                      ----------
   Croatia - 1.82%
   Zagrebacka Banka GDR ............................       13,740        230,145
                                                                      ----------
                                                                         230,145
                                                                      ----------
   Egypt - 2.03%
  *Mobile-Egyptian Mobile Services .................        6,217        130,580
   Paints and Chemical Industries GDR ..............       62,000        125,550
                                                                      ----------
                                                                         256,130
                                                                      ----------
   Estonia - 1.00%
   Eesti Telekom GDR ...............................        8,329        127,017
                                                                      ----------
                                                                         127,017
                                                                      ----------
   Greece - 1.82%
   Hellenic Telecommunications
    Organization ADR ...............................       33,498        230,299
                                                                      ----------
                                                                         230,299
                                                                      ----------

                                                                        Market
                                                        Number of       Value
                                                        Shares          (US$)
--------------------------------------------------------------------------------
   Common Stock (continued)
   Hong Kong - 1.10%
   Hengan International Group ......................      596,000       $139,069
                                                                        --------
                                                                         139,069
                                                                        --------
   Hungary - 1.89%
   Gedeon Richter GDR ..............................        5,100        237,150
                                                                        --------
                                                                         237,150
                                                                        --------
   India - 6.83%
   Gas Authority of India GDR ......................       35,566        191,167
   ICICI ADR .......................................       13,983        138,082
   Larsen & Toubro GDR .............................        8,800         71,940
   Mahanagar Telephone Nigam GDR ...................       21,520        156,020
   Videsh Sanchar Nigam ADR ........................       31,958        285,625
  *Videsh Sanchar Nigam ADR 144A ...................        2,161         19,314
                                                                        --------
                                                                         862,148
                                                                        --------
   Indonesia - 0.30%
  *PT United Tractors ..............................      862,400         38,430
                                                                        --------
                                                                          38,430
                                                                        --------
   Israel - 3.80%
   Bank Hapoalim ...................................      110,500        291,017
   ECI Telecom Limited .............................        8,972        189,534
                                                                        --------
                                                                         480,551
                                                                        --------
   Malaysia - 5.80%
  *Leader Universal Holdings .......................      615,000        111,671
   Petronas Dagangan ...............................      337,000        266,053
   Resorts World ...................................       65,000         99,211
   Sime Darby ......................................      208,000        256,168
                                                                        --------
                                                                         733,103
                                                                        --------
   Mexico - 6.07%
   ALFA Class A ....................................      187,015        290,543
   Cemex de C.V. ...................................       79,849        309,706
  *Grupo Minsa ADR .................................       13,000         34,125
  *Grupo Minsa Class C .............................      117,000         34,253
   Vitro ADR .......................................       35,800         98,450
                                                                        --------
                                                                         767,077
                                                                        --------
   Peru - 0.99%
   Banco de Credito del Peru Class C ...............      140,130         53,209
   Creditcorp ......................................       11,825         71,689
                                                                        --------
                                                                         124,898
                                                                        --------
   Russia - 2.34%
   Gazprom ADR .....................................        4,200         26,775
   Gazprom ADR 144A ................................        5,000         31,875
   Lukoil Holding ADR ..............................        6,500        236,860
                                                                        --------
                                                                         295,510
                                                                        --------
   South Africa - 14.72%
   ABSA Group ......................................       85,138        266,908
  *Iscor ...........................................      186,827        244,645
   Network Healthcare ..............................    1,343,418        168,118
   Profurn Limited .................................      432,523        156,242
   Sanlam ..........................................      314,600        327,945

                                                                     Market
                                                        Number       of Value
Delaware Emerging Markets Fund                          Shares       (US$)
--------------------------------------------------------------------------------
   Common Stock (continued)
   South Africa (continued)
   Sappi .............................................     52,600    $   335,909
   Sasol .............................................     50,900        359,200
                                                                     -----------
                                                                       1,858,967
                                                                     -----------
   South Korea - 2.83%
   Pohang Iron & Steel ...............................      5,958        356,844
                                                                     -----------
                                                                         356,844
                                                                     -----------
   Taiwan - 4.50%
   China Steel ADR ...................................        123          1,328
   China Steel GDR ...................................     23,471        254,076
  *Yageo GDR .........................................     37,529        177,325
  *Yageo GDR 144A ....................................     28,750        135,844
                                                                     -----------
                                                                         568,573
                                                                     -----------
   Thailand - 5.21%
  *Bangkok Bank ......................................     93,800         83,004
   Electricity Generating Public .....................    338,000        324,184
   Hana Microelectronics .............................     97,200        250,824
                                                                     -----------
                                                                         658,012
                                                                     -----------
   Turkey - 0.38%
  *Efes Sinai Yatirim Holdings .......................  8,261,890         47,646
                                                                     -----------
                                                                          47,646
                                                                     -----------
   United States - 2.31%
  *India Fund ........................................     26,560        292,160
                                                                     -----------
                                                                         292,160
                                                                     -----------

   Total Common Stock
    (cost $18,064,240) ...............................                12,315,200
                                                                     ===========

                                                            Principal
                                                            Amount
                                                            (US$)
                                                            ---------

  Repurchase Agreements - 1.75%
  With BNP Paribas 6.48% 12/1/00
   (dated 11/30/00, collateralized by
   $32,000 U.S.Treasury Notes 5.50%
   due 8/31/01, market value $32,361
   and $46,000 U.S. Treasury Notes
   5.875% due 10/31/01, market
   value $45,886) ....................................       $76,500      76,500
  With Chase Manhattan 6.45% 12/1/00
   (dated 11/30/00, collateralized by
   $36,000 U.S.Treasury Notes 5.50%
   due 3/31/03, market value
   $35,090 and $44,000 U.S. Treasury
   Notes 4.25% due 11/15/03, market
   value $43,966) ....................................        77,000      77,000
  With J.P. Morgan Securities 6.45%
   12/1/00 (dated 11/30/00, collateralized
   by $68,000 U.S. Treasury Notes
   6.625% due 4/30/02, market
   value $68,869) ....................................        67,500      67,500
                                                                         -------
  Total Repurchase Agreements
   (cost $221,000) ...................................                   221,000
                                                                         -------

   Total Market Value of Securities - 99.26%
    (cost $18,285,240) .......................................       12,536,200
   Receivables and Other Assets
    Net of Liabilities - 0.74% ...............................           92,800
                                                                    -----------
   Net Assets Applicable to 1,919,308
    Shares Outstanding - 100.00% .............................      $12,629,000
                                                                    ===========

   Net Asset Value - Delaware Emerging
   Markets Fund A Class
    ($6,242,453 / 945,213 shares) ............................            $6.60
                                                                          -----
   Net Asset Value - Delaware Emerging
    Markets Fund B Class
    ($2,715,025 / 416,400 shares) ............................            $6.52
                                                                          -----
   Net Asset Value - Delaware Emerging
    Markets Fund C Class
    ($1,442,665 / 221,552 shares) ............................            $6.51
                                                                          -----
   Net Asset Value - Delaware Emerging
    Markets Fund Institutional Class
    ($2,228,857 / 336,143 shares) ............................            $6.63
                                                                          -----

   Components of Net Assets at November 30, 2000:
   Shares of beneficial interest (unlimited
    authorization - no par) ..................................      $21,310,767
   Distributions in excess of net
    investment income** ......................................          (16,877)
   Accumulated net realized loss
    on investments ...........................................       (2,912,367)
   Net unrealized depreciation of
    investments and foreign currencies .......................       (5,752,523)
                                                                    -----------
   Total net assets ..........................................      $12,629,000
                                                                    ===========
------------
 *Non-income producing security for the year ended November 30, 2000. **Distributions in excess of net investment income includes net realized gains
  (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

   ADR - American Depositary Receipts
   GDR - Global Depositary Receipts

   Net Asset Value and Offering Price per Share -
    Delaware Emerging Markets Fund
   Net asset value A Class (A) ...............................             $6.60
   Sales charge (5.75% of offering price or
    6.06% of the amount invested
    per share) (B) ...........................................              0.40
                                                                           -----
   Offering price ............................................             $7.00
                                                                           =====
------------
   (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
   (B) See the current prospectus for purchases of $50,000 or more.


                             See accompanying notes

DELAWARE GLOBAL BOND FUND
-------------------------
                                                                         Market
                                                           Principal      Value
November 30, 2000                                           Amount*       (US$)
--------------------------------------------------------------------------------
Bonds - 103.17%
Australia - 11.67%
New South Wales Treasury
   6.50% 5/1/06..................................   AUD      950,000  $  508,416
   8.00% 3/1/08 .................................            450,000     263,185
Queensland Treasury Global
   6.50% 6/14/05 ................................            190,000     101,410
   8.00% 8/14/01 ................................            240,000     127,977
   8.00% 5/14/03 ................................            520,000     285,539
                                                                      ----------
                                                                       1,286,527
                                                                      ----------
Austria - 4.85%
Republic of Austria
   7.25% 5/3/07 .................................   DEM    1,100,000     535,135
                                                                      ----------
                                                                         535,135
                                                                      ----------
Belgium - 4.46%
Kingdom of Belgium
   5.75% 9/28/10 ................................   EUR      550,000     491,126
                                                                      ----------
                                                                         491,126
                                                                      ----------
Canada - 4.09%
Government of Canada
   10.25% 3/15/14 ...............................   CAD       20,000      18,648
Ontario Hydro
   5.60% 6/2/08 .................................            300,000     192,660
   10.00% 3/19/01 ...............................            130,000      85,662
Ontario Province
   6.25% 12/3/08 ................................   NZD      400,000     154,549
                                                                      ----------
                                                                         451,519
                                                                      ----------
Finland - 8.53%
Finnish Government
   5.00% 4/25/09 ................................   EUR    1,100,000     939,683
                                                                      ----------
                                                                         939,683
                                                                      ----------
France - 4.03%
Government of France
   4.50% 7/12/02 ................................   EUR      380,000     328,542
   5.50% 4/25/10 ................................            130,000     115,768
                                                                      ----------
                                                                         444,310
                                                                      ----------
Germany - 17.61%
Depfa Pfandbriefbank
   5.625% 2/7/03 ................................   EUR      600,000     526,486
Deutschland Republic
   6.00% 7/4/07 .................................            450,000     412,671
   6.25% 1/4/24 .................................            700,000     665,065
Westfalische Hypothekbank
   4.50% 3/23/05 ................................            400,000     337,424
                                                                      ----------
                                                                       1,941,646
                                                                      ----------

                                                                         Market
                                                           Principal      Value
                                                            Amount*       (US$)
--------------------------------------------------------------------------------
Bonds (continued)
Netherlands - 8.86%
Baden Wurt L-Finance
   6.625% 8/20/03 ...............................   DEM      675,000    $309,725
Netherlands Government
   5.75% 1/15/04 ................................   EUR      750,000     666,587
                                                                      ----------
                                                                         976,312
                                                                      ----------
New Zealand - 14.93%
New Zealand Government
   6.00% 11/15/11 ...............................   NZD    1,500,000     596,932
   7.00% 7/15/09 ................................            200,000      85,263
   8.00% 4/15/04 ................................          1,200,000     513,691
   8.00% 11/15/06 ...............................            680,000     300,052
   10.00% 3/15/02 ...............................            350,000     149,196
                                                                      ----------
                                                                       1,645,134
                                                                      ----------
Norway - 0.74%
Kingdom of Norway
   8.375% 1/27/03 ...............................   CAD      120,000      81,706
                                                                      ----------
                                                                          81,706
                                                                      ----------
Portugal - 3.65%
Portugese Government
   5.375% 6/23/08 ...............................   EUR      460,000     401,799
                                                                      ----------
                                                                         401,799
                                                                      ----------
South Africa - 0.62%
Republic of South Africa
   12.50% 1/15/02 ...............................   ZAR      170,000      22,202
   13.00% 8/31/10 ...............................            360,000      45,820
                                                                      ----------
                                                                          68,022
                                                                      ----------
Supranational - 4.10%
International Bank Reconstruction &
   Development 5.25% 1/12/09 ....................   US$      180,000     164,799
International Bank Reconstruction &
   Development - Global Bond
   5.25% 3/20/02 ................................   JPY   30,000,000     287,451
                                                                      ----------
                                                                         452,250
                                                                      ----------
United Kingdom - 5.64%
Halifax 5.625% 7/23/07 ..........................   DEM    1,400,000     621,849
                                                                      ----------
                                                                         621,849
                                                                      ----------
United States - 9.39%
KFW International Finance
   1.00% 12/20/04 ...............................   JPY   18,000,000     163,716
   6.50% 12/28/01 ...............................   CAD      120,000      78,510
U.S.Treasury Inflation Index Notes
   3.375% 1/15/07 ...............................   US$      217,459     212,430
   3.625% 1/15/08 ...............................            587,708     580,729
                                                                      ----------
                                                                       1,035,385
                                                                      ----------
Total Bonds (cost $13,402,681) ..................                     11,372,403
                                                                      ----------

                                                                         Market
                                                           Principal      Value
                                                            Amount*       (US$)
--------------------------------------------------------------------------------
Repurchase Agreements - 2.17%
With BNP Paribas 6.48% 12/1/00
  (dated 11/30/00, collateralized by
  $35,000 U.S.Treasury Notes 5.50%
  due 8/31/01, market value $34,997
  and $49,000 U.S. Treasury Notes
  5.875% due 10/31/01, market
  value $49,623) ................................   US$    $82,600      $82,600
With Chase Manhattan 6.45% 12/1/00
  (dated 11/30/00, collateralized by
  $47,000 U.S. Treasury Notes 5.50%
  due 3/31/03, market value $47,547
  and $39,000 U.S. Treasury Notes
  4.25% due 11/15/03, market
  value $37,948) ................................           83,500       83,500
With J.P. Morgan Securities 6.45% 12/1/00
  (dated 11/30/00, collateralized by
  $73,000 U.S. Treasury Notes 6.625%
  due 4/30/02, market
  value $74,478) ................................           72,900       72,900
                                                                    -----------
Total Repurchase Agreements
  (cost $239,000) ...............................                       239,000
                                                                    -----------
Total Market Value of Securities - 105.34%
  (cost $13,641,681) ............................                    11,611,403
Liabilities Net of Receivables
  and Other Assets - (5.34%)+ ...................                      (588,538)
                                                                    -----------
Net Assets Applicable to 1,191,167 Shares
  Outstanding - 100.00% .........................                   $11,022,865
                                                                    ===========
Net Asset Value - Delaware Global Bond
  Fund A Class
  ($1,707,227 / 184,600 shares) .................                         $9.25
                                                                          -----
Net Asset Value - Delaware Global Bond
  Fund B Class
  ($718,914 / 78,016 shares) ....................                         $9.21
                                                                          -----
Net Asset Value - Delaware Global Bond
  Fund C Class
  ($318,047 / 34,715 shares) ....................                         $9.16
                                                                          -----
Net Asset Value - Delaware Global Bond
  Fund Institutional Class
  ($8,278,677 / 893,836 shares) .................                         $9.26
                                                                          -----

--------------------------------------------------------------------------------
Components of Net Assets at November 30, 2000:
Shares of beneficial interest
   (unlimited authorization - no par) ...........                   $13,488,650
Accumulated net realized loss
   on investments ...............................                      (428,329)
Net unrealized depreciation of investments
   and foreign currencies .......................                    (2,037,456)
                                                                    -----------
Total net assets ................................                   $11,022,865
                                                                    ===========
----------------------
*Principal amount is stated in the currency in which each bond is denominated. +Of this amount, $883,879 represents payable for fund shares redeemed as of
 November 30, 2000.

AUD - Australian Dollar
CAD - Canadian Dollar
DEM - German Mark
EUR - European Monetary Unit
JPY - Japanese Yen
NZD - New Zealand Dollar
US$ - U.S. Dollar
ZAR - South African Rand

Net Asset Value and Offering Price per Share -
   Delaware Global Bond Fund
Net asset value A Class (A) .....................                         $9.25
Sales charge (4.75% of offering price or 4.97%
   of the amount invested per share) (B) ........                          0.46
                                                                           ----
Offering price ..................................                         $9.71
                                                                          =====
--------------------
(A)Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B)See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statements of Operations


                                                               Delaware           Delaware           Delaware           Delaware
                                                        International Equity    Global Equity    Emerging Markets      Global Bond
Year Ended November 30, 2000                                     Fund               Fund               Fund                Fund
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest .................................................  $    425,429         $   10,693        $     54,179         $  983,025
Dividends ................................................     7,748,759            376,429             534,160                  -
Foreign tax withheld .....................................      (734,031)           (27,943)            (28,984)                 -
                                                            ------------         ----------        ------------         ----------
                                                               7,440,157            359,179             559,355            983,025
                                                            ------------         ----------        ------------         ----------
Expenses:
Management fees ..........................................     2,175,406            113,279             216,254            108,999
Dividend disbursing and transfer agent fees and expenses .     1,183,960            129,550             122,422             42,660
Distribution expenses ....................................       734,134             79,820              83,852             23,197
Custodian fees ...........................................       147,359              8,800              18,584              5,439
Accounting and administration expenses ...................       103,574              5,395               7,012              5,889
Reports and statements to shareholders ...................       258,200             15,085              44,300             17,100
Registration fees ........................................        58,200             63,195              12,300             34,254
Professional fees ........................................       106,466              6,500               4,600              2,550
Taxes (other than taxes on income) .......................         1,809                144                   -                552
Trustees' fees ...........................................         8,176              1,306               1,829              1,275
Amortization of organization expenses ....................             -                813               3,671                181
Other ....................................................        35,061              8,310               9,684             11,484
                                                            ------------         ----------        ------------         ----------
                                                               4,812,345            432,197             524,508            253,580
Less expenses absorbed or waived .........................             -           (145,302)           (150,161)           (84,515)
Less expenses paid indirectly ............................        (5,885)              (306)               (398)              (334)
                                                            ------------         ----------        ------------         ----------
Total expenses ...........................................     4,806,460            286,589             373,949            168,731
                                                            ------------         ----------        ------------         ----------

Net Investment Income ....................................     2,633,697             72,590             185,406            814,294
                                                            ------------         ----------        ------------         ----------

Net Realized and Unrealized Gain (Loss)
   on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments ..............................................    27,705,785            719,591            (585,485)          (302,309)
Foreign currencies .......................................      (252,153)           (26,731)            (43,340)          (958,474)
                                                            ------------         ----------        ------------         ----------
Net realized gain (loss) .................................    27,453,632            692,860            (628,825)        (1,260,783)
Net change in unrealized appreciation /
  depreciation of investments and foreign currencies .....   (27,053,261)        (1,541,862)         (2,310,894)          (444,867)
                                                            ------------         ----------        ------------         ----------

Net Realized and Unrealized Gain (Loss)
  on Investments and Foreign Currencies ..................       400,371           (849,002)         (2,939,719)        (1,705,650)
                                                            ------------         ----------        ------------         ----------

Net Increase (Decrease) in Net Assets Resulting
  from Operations ........................................  $  3,034,068          ($776,412)        ($2,754,313)         ($891,356)
                                                            ============         ==========        ============         ==========

                             See accompanying notes

Statements of Changes in Net Assets


                                                                              Delaware                         Delaware
                                                                        International Equity                 Global Equity
                                                                                Fund                             Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Year Ended                        Year Ended
                                                                      11/30/00         11/30/99          11/30/00        11/30/99
Increase (Decrease) in Net Assets from Operations:
Net investment income ..........................................   $   2,633,697    $   3,632,525    $      72,590    $     113,522
Net realized gain on investments and foreign currencies ........      27,453,632        9,105,915          692,860          751,390
Net change in unrealized appreciation/depreciation of
   investments and foreign currencies ..........................     (27,053,261)      16,263,978       (1,541,862)        (355,190)
                                                                   ----------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations        3,034,068       29,002,418         (776,412)         509,722
                                                                   ----------------------------------------------------------------

Distributions to Shareholders from:
Net investment income:
   A Class .....................................................      (1,382,086)      (1,890,091)         (40,742)         (67,715)
   B Class .....................................................        (387,910)        (333,763)         (15,971)         (23,379)
   C Class .....................................................        (153,951)        (146,074)          (8,148)         (13,394)
   Institutional Class .........................................      (1,703,355)      (2,985,813)          (7,475)         (14,292)

Net realized gain on investments:
   A Class .....................................................      (2,022,871)               -         (301,101)        (366,425)
   B Class .....................................................        (734,747)               -         (206,833)        (270,108)
   C Class .....................................................        (291,602)               -         (105,447)        (168,225)
   Institutional Class .........................................      (2,285,334)               -          (49,836)        (131,263)
                                                                   ----------------------------------------------------------------
                                                                      (8,961,856)      (5,355,741)        (735,553)      (1,054,801)
                                                                   ----------------------------------------------------------------
Capital Share Transactions:
Proceeds from shares sold:
   A Class .....................................................     155,854,386      527,399,231        2,158,870        3,054,871
   B Class .....................................................       7,561,403       37,781,353          791,963        1,137,247
   C Class .....................................................      23,391,889      146,537,454          313,342          447,132
   Institutional Class .........................................      55,524,437       73,156,798          336,391          303,024

Net asset value of shares issued upon reinvestment
   of distributions:
   A Class .....................................................       3,201,957        1,753,906          331,516          426,759
   B Class .....................................................       1,053,722          309,017          206,619          270,356
   C Class .....................................................         430,304           86,965          101,506          170,283
   Institutional Class .........................................       3,975,582        2,979,145           57,312           76,155
                                                                   ----------------------------------------------------------------
                                                                     250,993,680      790,003,869        4,297,519        5,885,827
                                                                   ----------------------------------------------------------------
Cost of shares repurchased:
   A Class .....................................................    (176,498,893)    (561,503,159)      (4,189,689)      (3,251,609)
   B Class .....................................................     (12,258,230)     (40,944,362)      (1,795,955)      (1,586,409)
   C Class .....................................................     (27,784,652)    (147,929,924)      (1,525,892)      (1,305,309)
   Institutional Class .........................................     (54,498,953)    (136,509,520)        (807,511)      (1,667,350)
                                                                   ----------------------------------------------------------------
                                                                    (271,040,728)    (886,886,965)      (8,319,047)      (7,810,677)
                                                                   ----------------------------------------------------------------
Decrease in net assets derived from capital
   share transactions ..........................................     (20,047,048)     (96,883,096)      (4,021,528)      (1,924,850)
                                                                   ----------------------------------------------------------------
Net Decrease in Net Assets .....................................     (25,974,836)     (73,236,419)      (5,533,493)      (2,469,929)
                                                                   ----------------------------------------------------------------

Net Assets:
Beginning of period ............................................     266,046,312      339,282,731       16,273,793       18,743,722
                                                                   ----------------------------------------------------------------
End of period ..................................................   $ 240,071,476    $ 266,046,312    $  10,740,300    $  16,273,793
                                                                   ================================================================

                             See accompanying notes


                                                                            Delaware                        Delaware
                                                                        Emerging Markets                   Global Bond
                                                                              Fund                            Fund
----------------------------------------------------------------------------------------------------------------------------------
                                                                           Year Ended                       Year Ended
                                                                    11/30/00        11/30/99         11/30/00          11/30/99
Increase (Decrease) in Net Assets from Operations:
Net investment income .........................................   $    185,406    $    119,221    $    814,294      $  1,049,926
Net realized loss on investments and foreign currencies .......       (628,825)       (852,704)     (1,260,783)         (315,549)
Net change in unrealized appreciation/depreciation of
   investments and foreign currencies .........................     (2,310,894)      3,549,936        (444,867)       (1,409,629)
                                                                  --------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations     (2,754,313)      2,816,453        (891,356)         (675,252)
                                                                  --------------------------------------------------------------

Distributions to Shareholders from:
Net investment income:
   A Class ....................................................       (119,720)        (58,679)        (13,915)         (186,455)
   B Class ....................................................        (32,820)         (3,872)         (4,232)          (67,827)
   C Class ....................................................        (15,861)         (1,386)         (1,385)          (27,524)
   Institutional Class ........................................        (48,251)        (15,279)        (37,378)         (580,647)

In excess of net investment income:
   A Class ....................................................              -               -          (7,893)                -
   B Class ....................................................              -               -          (2,401)                -
   C Class ....................................................              -               -            (786)                -
   Institutional Class ........................................              -               -         (21,203)                -

Net realized gain on investments:
   A Class ....................................................              -               -               -           (44,575)
   B Class ....................................................              -               -               -           (17,576)
   C Class ....................................................              -               -               -            (5,593)
   Institutional Class ........................................              -               -               -          (124,376)

Return of capital:
   A Class ....................................................              -               -         (40,240)                -
   B Class ....................................................              -               -         (10,740)                -
   C Class ....................................................              -               -          (5,592)                -
   Institutional Class ........................................              -               -        (133,701)                -
                                                                  --------------------------------------------------------------
                                                                      (216,652)        (79,216)       (279,466)       (1,054,573)
                                                                  --------------------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold:
   A Class ....................................................      4,114,519       3,894,494         945,142         1,340,305
   B Class ....................................................      1,446,413       1,854,696         141,904         1,194,675
   C Class ....................................................      2,666,750         730,055          56,887           473,390
   Institutional Class ........................................      1,313,780       2,210,948       2,787,967         3,361,887

Net asset value of shares issued upon reinvestment
   of distributions:
   A Class ....................................................        115,516          54,297          42,009           167,600
   B Class ....................................................         31,671           3,519          16,358            78,826
   C Class ....................................................         15,681           1,323           7,397            32,145
   Institutional Class ........................................         48,251          15,279         191,838           682,713
                                                                  --------------------------------------------------------------
                                                                     9,752,581       8,764,611       4,189,502         7,331,541
                                                                  --------------------------------------------------------------
Cost of shares repurchased:
   A Class ....................................................     (4,328,097)     (3,043,824)     (2,992,645)       (1,873,705)
   B Class ....................................................     (1,765,570)     (1,322,303)       (996,361)         (647,325)
   C Class ....................................................     (2,470,597)       (303,935)       (387,296)         (296,153)
   Institutional Class ........................................     (1,429,931)     (1,103,300)     (5,557,685)       (4,193,867)
                                                                  --------------------------------------------------------------
                                                                    (9,994,195)     (5,773,362)     (9,933,987)       (7,011,050)
                                                                  --------------------------------------------------------------
Increase (decrease) in net assets derived from capital
   share transactions .........................................       (241,614)      2,991,249      (5,744,485)          320,491
                                                                  --------------------------------------------------------------
Net Increase (Decrease) in Net Assets .........................     (3,212,579)      5,728,486      (6,915,307)       (1,409,334)

Net Assets:
Beginning of period ...........................................     15,841,579      10,113,093      17,938,172        19,347,506
                                                                  --------------------------------------------------------------
End of period .................................................   $ 12,629,000    $ 15,841,579    $ 11,022,865      $ 17,938,172
                                                                  ==============================================================

                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding
throughout each period were as follows:                               Delaware International Equity Fund A Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              11/30/00    11/30/99    11/30/98     11/30/97    11/30/96
Net asset value, beginning of period ........................ $16.150     $15.330      $14.650     $14.640      $12.190

Income (loss) from investment operations:
   Net investment income(1) .................................   0.162       0.174        0.273       0.220        0.490
   Net realized and unrealized gain (loss) on investments
    and foreign currencies ..................................  (0.080)      0.881        0.957       0.245        2.385
                                                              ---------------------------------------------------------
   Total from investment operations .........................   0.082       1.055        1.230       0.465        2.875
                                                              ---------------------------------------------------------
Less dividends and distributions:
   Dividends from net investment income .....................  (0.220)     (0.235)      (0.395)     (0.435)      (0.280)
   Distributions from net realized gain on investments ......  (0.322)          -       (0.155)     (0.020)      (0.145)
                                                              ---------------------------------------------------------
   Total dividends and distributions ........................  (0.542)     (0.235)      (0.550)     (0.455)      (0.425)
                                                              ---------------------------------------------------------

Net asset value, end of period .............................. $15.690     $16.150      $15.330     $14.650      $14.640
                                                              =========================================================

Total return(2) .............................................   0.38%       6.97%        8.75%       3.27%       24.22%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................. $80,652     $99,671     $122,609    $112,425      $89,177
   Ratio of expenses to average net assets ..................   1.89%       1.86%        1.70%       1.70%        1.85%
   Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly .................   1.89%       1.86%        1.70%       1.71%        1.95%
   Ratio of net investment income to average net assets .....   1.02%       1.10%        1.80%       1.46%        3.70%
   Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly ......   1.02%       1.10%        1.80%       1.45%        3.60%
   Portfolio turnover .......................................     10%          3%           5%          8%           9%

______________________
(1) Per share information was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                               Delaware International Equity Fund B Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              11/30/00    11/30/99    11/30/98     11/30/97    11/30/96
Net asset value, beginning of period ........................ $16.090     $15.280      $14.560     $14.560      $12.130

Income (loss) from investment operations:
   Net investment income(1) .................................   0.051       0.063        0.168       0.114        0.398
   Net realized and unrealized gain (loss) on investments
    and foreign currencies ..................................  (0.079)      0.877        0.962       0.246        2.377
                                                              ---------------------------------------------------------
   Total from investment operations .........................  (0.028)      0.940        1.130       0.360        2.775
                                                              ---------------------------------------------------------
Less dividends and distributions:
   Dividends from net investment income .....................  (0.170)     (0.130)      (0.255)     (0.340)      (0.200)
   Distributions from net realized gain on investments ......  (0.322)          -       (0.155)     (0.020)      (0.145)
                                                              ---------------------------------------------------------
   Total dividends and distributions ........................  (0.492)     (0.130)      (0.410)     (0.360)      (0.345)
                                                              ---------------------------------------------------------

Net asset value, end of period .............................. $15.570     $16.090      $15.280     $14.560      $14.560
                                                              =========================================================

Total return(2) .............................................  (0.31%)      6.21%        8.03%       2.54%       23.38%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................. $32,178     $36,997      $37,775     $31,914      $10,878
   Ratio of expenses to average net assets ..................   2.59%       2.56%        2.40%       2.40%        2.55%
   Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly .................   2.59%       2.56%        2.40%       2.41%        2.65%
   Ratio of net investment income to average net assets .....   0.32%       0.40%        1.10%       0.76%        3.00%
   Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly ......   0.32%       0.40%        1.10%       0.75%        2.90%
   Portfolio turnover .......................................     10%          3%           5%          8%           9%

______________________
(1) Per share information was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                               Delaware International Equity Fund C Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              11/30/00    11/30/99    11/30/98     11/30/97    11/30/96
Net asset value, beginning of period ........................ $16.070     $15.260      $14.540     $14.540      $12.190

Income (loss) from investment operations:
   Net investment income(1) .................................   0.051       0.063        0.167       0.114        0.400
   Net realized and unrealized gain (loss) on investments
    and foreign currencies ..................................  (0.069)      0.877        0.963       0.246        2.375
                                                              ---------------------------------------------------------
   Total from investment operations .........................  (0.018)      0.940        1.130       0.360        2.775
                                                              ---------------------------------------------------------
Less dividends and distributions:
   Dividends from net investment income .....................  (0.170)     (0.130)      (0.255)     (0.340)      (0.280)
   Distributions from net realized gain on investments ......  (0.322)          -       (0.155)     (0.020)      (0.145)
                                                              ---------------------------------------------------------
   Total dividends and distributions ........................  (0.492)     (0.130)      (0.410)     (0.360)      (0.425)
                                                              ---------------------------------------------------------

Net asset value, end of period .............................. $15.560     $16.070      $15.260     $14.540      $14.540
                                                              =========================================================

Total return(2) .............................................  (0.25%)      6.22%        8.04%       2.54%       23.39%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................. $10,202     $14,369      $14,076     $11,811       $1,909
   Ratio of expenses to average net assets ..................   2.59%       2.56%        2.40%       2.40%        2.55%
   Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly .................   2.59%       2.56%        2.40%       2.41%        2.65%
   Ratio of net investment income to average net assets .....   0.32%       0.40%        1.10%       0.76%        3.00%
   Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly ......   0.32%       0.40%        1.10%       0.75%        2.90%
   Portfolio turnover .......................................     10%          3%           5%          8%           9%

______________________
(1) Per share information was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes


                                                               Delaware International Equity Fund Institutional Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              11/30/00    11/30/99    11/30/98     11/30/97    11/30/96

Net asset value, beginning of period ........................ $16.190     $15.370      $14.720     $14.710      $12.240

Income (loss) from investment operations:
   Net investment income(1) .................................   0.210       0.222        0.318       0.267        0.530
   Net realized and unrealized gain (loss) on investments
    and foreign currencies ..................................  (0.078)      0.880        0.962       0.238        2.405
                                                              ---------------------------------------------------------
   Total from investment operations .........................   0.132       1.102        1.280       0.505        2.935
                                                              ---------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income .....................  (0.240)     (0.282)      (0.475)     (0.475)      (0.320)
   Distributions from net realized gain on investments ......  (0.322)          -       (0.155)     (0.020)      (0.145)
                                                              ---------------------------------------------------------
   Total dividends and distributions ........................  (0.562)     (0.282)      (0.630)     (0.495)      (0.465)
                                                              ---------------------------------------------------------

Net asset value, end of period .............................. $15.760     $16.190      $15.370     $14.720      $14.710
                                                              =========================================================

Total return(2) .............................................   0.70%       7.26%        9.10%       3.55%       24.68%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................$117,039    $115,009     $164,823     $71,177      $34,194
   Ratio of expenses to average net assets ..................   1.59%       1.56%        1.40%       1.40%        1.55%
   Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly .................   1.59%       1.56%        1.40%       1.41%        1.65%
   Ratio of net investment income to average net assets .....   1.32%       1.40%        2.10%       1.76%        4.00%
   Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly ......   1.32%       1.40%        2.10%       1.75%        3.90%
   Portfolio turnover .......................................     10%          3%           5%          8%           9%

______________________
(1) Per share information was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                   Delaware Global Equity Fund A Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              11/30/00    11/30/99    11/30/98     11/30/97    11/30/96

Net asset value, beginning of period ........................ $13.220     $13.600      $14.050     $13.310      $11.900

Income (loss) from investment operations:
   Net investment income(1) .................................   0.104       0.130        0.289       0.437        0.493
   Net realized and unrealized gain (loss) on investments
    and foreign currencies ..................................  (0.751)      0.290        0.826       0.843        1.572
                                                              ---------------------------------------------------------
   Total from investment operations .........................  (0.647)      0.420        1.115       1.280        2.065
                                                              ---------------------------------------------------------
Less dividends and distributions:
   Dividends from net investment income .....................  (0.073)     (0.120)      (0.335)     (0.490)      (0.385)
   Distributions from net realized gain on investments ......  (0.550)     (0.680)      (1.230)     (0.050)      (0.270)
                                                              ---------------------------------------------------------
   Total dividends and distributions ........................  (0.623)     (0.800)      (1.565)     (0.540)      (0.655)
                                                              ---------------------------------------------------------

Net asset value, end of period .............................. $11.950     $13.220      $13.600     $14.050      $13.310
                                                              =========================================================

Total return(2) .............................................  (5.12%)      3.17%        8.83%       9.91%       18.17%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................  $4,986      $7,386       $7,329      $6,939      $11,878
   Ratio of expenses to average net assets ..................   1.85%       1.85%        1.55%       1.25%        1.25%
   Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly .................   2.94%       2.32%        1.99%       2.16%        2.72%
   Ratio of net investment income to average net assets .....   0.85%       0.97%        2.17%       3.24%        4.13%
   Ratio of net investment income (loss) to average net
    assets prior to expense limitation and expenses paid
    indirectly ..............................................  (0.24%)      0.50%        1.73%       2.33%        2.66%
   Portfolio turnover .......................................     26%         29%          90%         74%          34%

______________________
(1) Per share information for the years ended November 30, 1997, 1998, 1999, and 2000 was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                            Delaware Global Equity Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                                         11/30/00    11/30/99     11/30/98    11/30/97     11/30/96
Net asset value, beginning of period ..................................   $13.190     $13.600      $14.040     $13.300      $11.880

Income (loss) from investment operations:
   Net investment income(1) ...........................................     0.018       0.036        0.197       0.342        0.379
   Net realized and unrealized gain (loss) on investments
     and foreign currencies ...........................................    (0.745)      0.294        0.813       0.848        1.606
                                                                          ---------------------------------------------------------
   Total from investment operations ...................................    (0.727)      0.330        1.010       1.190        1.985
                                                                          ---------------------------------------------------------
Less dividends and distributions:
   Dividends from net investment income ...............................    (0.043)     (0.060)      (0.220)     (0.400)      (0.295)
   Distributions from net realized gain on investments ................    (0.550)     (0.680)      (1.230)     (0.050)      (0.270)
                                                                          ---------------------------------------------------------
   Total dividends and distributions ..................................    (0.593)     (0.740)      (1.450)     (0.450)      (0.565)
                                                                          ---------------------------------------------------------

Net asset value, end of period ........................................   $11.870     $13.190      $13.600     $14.040      $13.300
                                                                          =========================================================

Total return(2) .......................................................    (5.83%)      2.56%        7.97%       9.18%       17.32%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............................    $3,766      $5,044       $5,397      $4,445       $4,796
   Ratio of expenses to average net assets ............................     2.55%       2.55%        2.25%       1.95%        1.95%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ..........................     3.64%       3.02%        2.69%       2.86%        3.42%
   Ratio of net investment income to average net assets ...............     0.15%       0.27%        1.47%       2.54%        3.43%
   Ratio of net investment income to average net assets prior
     to expense limitation and expenses paid indirectly ...............    (0.94%)     (0.20%)       1.03%       1.63%        1.96%
   Portfolio turnover .................................................       26%         29%          90%         74%          34%

----------------------
(1) Per share information for the years ended November 30, 1997, 1998, 1999, and 2000 was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                               Delaware Global Equity Fund C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                                         11/30/00    11/30/99     11/30/98    11/30/97     11/30/96
Net asset value, beginning of period ..................................   $13.140     $13.550      $13.990     $13.250      $11.890

Income (loss) from investment operations:
   Net investment income(1) ...........................................     0.018       0.036        0.197       0.341        0.446
   Net realized and unrealized gain (loss) on investments
     and foreign currencies ...........................................    (0.745)      0.294        0.813       0.849        1.534
                                                                          ---------------------------------------------------------
   Total from investment operations ...................................    (0.727)      0.330        1.010       1.190        1.980
                                                                          ---------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ...............................    (0.043)     (0.060)      (0.220)     (0.400)      (0.350)
   Distributions from net realized gain on investments ................    (0.550)     (0.680)      (1.230)     (0.050)      (0.270)
                                                                          ---------------------------------------------------------
   Total dividends and distributions ..................................    (0.593)     (0.740)      (1.450)     (0.450)      (0.620)
                                                                          ---------------------------------------------------------

Net asset value, end of period ........................................   $11.820     $13.140      $13.550     $13.990      $13.250
                                                                          =========================================================

Total return(2) .......................................................    (5.85%)      2.57%        8.00%       9.21%       17.33%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............................    $1,290      $2,614       $3,391      $3,094       $1,185
   Ratio of expenses to average net assets ............................     2.55%       2.55%        2.25%       1.95%        1.95%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ..........................     3.64%       3.02%        2.69%       2.86%        3.42%
   Ratio of net investment income to average net assets ...............     0.15%       0.27%        1.47%       2.54%        3.43%
   Ratio of net investment income (loss) to average net assets prior
     to expense limitation and expenses paid indirectly ...............    (0.94%)     (0.20%)       1.03%       1.63%        1.96%
   Portfolio turnover .................................................       26%         29%          90%         74%          34%

----------------------
(1) Per share information for the years ended November 30, 1997, 1998, 1999, and 2000 was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                      Delaware Global Equity Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Year Ended
                                                                         11/30/00    11/30/99     11/30/98    11/30/97     11/30/96
Net asset value, beginning of period ..................................   $13.250     $13.610      $14.100     $13.340      $11.930

Income (loss) from investment operations:
   Net investment income(1) ...........................................     0.141       0.170        0.329       0.478        0.567
   Net realized and unrealized gain (loss) on investments
     and foreign currencies ...........................................    (0.758)      0.300        0.816       0.857        1.533
                                                                          ---------------------------------------------------------
   Total from investment operations ...................................    (0.617)      0.470        1.145       1.335        2.100
                                                                          ---------------------------------------------------------
Less dividends and distributions:
   Dividends from net investment income ...............................    (0.083)     (0.150)      (0.405)     (0.525)      (0.420)
   Distributions from net realized gain on investments ................    (0.550)     (0.680)      (1.230)     (0.050)      (0.270)
                                                                          ---------------------------------------------------------
   Total dividends and distributions ..................................    (0.633)     (0.830)      (1.635)     (0.575)      (0.690)
                                                                          ---------------------------------------------------------

Net asset value, end of period ........................................   $12.000     $13.250      $13.610     $14.100      $13.340
                                                                          =========================================================

Total return(2) .......................................................    (4.95%)      3.63%        9.07%      10.34%       18.38%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............................      $698      $1,229       $2,627      $2,310       $2,203
   Ratio of expenses to average net assets ............................     1.55%       1.55%        1.25%       0.95%        0.95%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ..........................     2.64%       2.02%        1.69%       1.86%        2.42%
   Ratio of net investment income to average net assets ...............     1.15%       1.27%        2.47%       3.54%        4.43%
   Ratio of net investment income to average net assets prior
     to expense limitation and expenses paid indirectly ...............     0.06%       0.80%        2.03%       2.63%        2.96%
   Portfolio turnover .................................................       26%         29%          90%         74%          34%

----------------------
(1) Per share information for the years ended November 30, 1997, 1998, 1999, and 2000 was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                                Delaware Emerging Markets Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6/10/96(1)
                                                                                                 Year Ended                   to
                                                                         11/30/00    11/30/99     11/30/98    11/30/97     11/30/96
Net asset value, beginning of period ..................................    $8.050      $6.530      $10.200      $9.970      $10.000

Income (loss) from investment operations:
   Net investment income(2) ...........................................     0.107       0.081        0.129       0.062        0.018
   Net realized and unrealized gain (loss) on investments
     and foreign currencies ...........................................    (1.437)      1.509       (3.174)      0.253       (0.048)
                                                                          ---------------------------------------------------------
   Total from investment operations ...................................    (1.330)      1.590       (3.045)      0.315       (0.030)
                                                                          ---------------------------------------------------------
Less dividends and distributions:
   Dividends from net investment income ...............................    (0.120)     (0.070)      (0.020)     (0.010)           -
   Distributions from net realized gain on investments ................         -           -       (0.605)     (0.075)           -
                                                                          ---------------------------------------------------------
   Total dividends and distributions ..................................    (0.120)     (0.070)      (0.625)     (0.085)           -
                                                                          ---------------------------------------------------------

Net asset value, end of period ........................................    $6.600      $8.050       $6.530     $10.200       $9.970
                                                                          =========================================================

Total return(3) .......................................................   (16.78%)     24.74%      (31.66%)      3.19%       (0.30%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............................    $6,242      $7,815       $5,584      $9,665       $2,518
   Ratio of expenses to average net assets ............................     1.95%       1.95%        1.96%       2.00%        2.00%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ..........................     2.85%       2.99%        3.91%       3.02%        4.10%
   Ratio of net investment income to average net assets ...............     1.28%       1.15%        1.58%       0.52%        0.17%
   Ratio of net investment income (loss) to average net assets prior
     to expense limitation and expenses paid indirectly ...............     0.38%       0.11%       (0.37%)     (0.50%)      (1.93%)
   Portfolio turnover .................................................       31%         17%          47%         65%          36%

----------------------
(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                            Delaware Emerging Markets Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6/10/96(1)
                                                                                                 Year Ended                   to
                                                                          11/30/00   11/30/99     11/30/98    11/30/97     11/30/96
Net asset value, beginning of period ..................................    $7.960      $6.440      $10.110      $9.940      $10.000

Income (loss) from investment operations:
   Net investment income (loss)(2) ....................................     0.045       0.029        0.070      (0.020)      (0.051)
   Net realized and unrealized gain (loss) on investments
     and foreign currencies ...........................................    (1.415)      1.501       (3.135)      0.265       (0.009)
                                                                          ---------------------------------------------------------
   Total from investment operations ...................................    (1.370)      1.530       (3.065)      0.245       (0.060)
                                                                          ---------------------------------------------------------
Less dividends and distributions:
   Dividends from net investment income ...............................    (0.070)     (0.010)           -           -            -
   Distributions from net realized gain on investments ................         -           -       (0.605)     (0.075)           -
                                                                          ---------------------------------------------------------
   Total dividends and distributions ..................................    (0.070)     (0.010)      (0.605)     (0.075)           -
                                                                          ---------------------------------------------------------

Net asset value, end of period ........................................    $6.520      $7.960       $6.440     $10.110       $9.940
                                                                          =========================================================

Total return(3) .......................................................   (17.44%)     23.81%      (32.11%)      2.48%       (0.60%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............................    $2,715      $3,671       $2,528      $3,484         $282
   Ratio of expenses to average net assets ............................     2.70%       2.70%        2.70%       2.70%        2.70%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ..........................     3.55%       3.69%        4.61%       3.72%        4.80%
   Ratio of net investment income (loss) to average net assets ........     0.53%       0.40%        0.84%      (0.18%)      (0.53%)
   Ratio of net investment income (loss) to average net assets prior
     to expense limitation and expenses paid indirectly ...............    (0.32%)     (0.59%)      (1.07%)     (1.20%)      (2.63%)
   Portfolio turnover .................................................       31%         17%          47%         65%          36%

----------------------
(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                             Delaware Emerging Markets Fund C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6/10/96(1)
                                                                                                 Year Ended                   to
                                                                         11/30/00    11/30/99     11/30/98    11/30/97     11/30/96
Net asset value, beginning of period ..................................    $7.950      $6.430      $10.110      $9.940      $10.000

Income (loss) from investment operations:
   Net investment income (loss)(2) ....................................     0.045       0.029        0.068      (0.019)      (0.051)
   Net realized and unrealized gain (loss) on investments and
     foreign currencies ...............................................    (1.415)      1.501       (3.143)      0.264       (0.009)
                                                                          ---------------------------------------------------------
   Total from investment operations ...................................    (1.370)      1.530       (3.075)      0.245       (0.060)
                                                                          ---------------------------------------------------------
Less dividends and distributions:
   Dividends from net investment income ...............................    (0.070)     (0.010)           -           -            -
   Distributions from net realized gain on investments ................         -           -       (0.605)     (0.075)           -
                                                                          ---------------------------------------------------------
   Total dividends and distributions ..................................    (0.070)     (0.010)      (0.605)     (0.075)           -
                                                                          ---------------------------------------------------------

Net asset value, end of period ........................................    $6.510      $7.950       $6.430     $10.110       $9.940
                                                                          =========================================================

Total return(3) .......................................................   (17.46%)     23.85%      (32.21%)      2.48%       (0.60%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............................    $1,443      $1,565         $884      $1,519         $199
   Ratio of expenses to average net assets ............................     2.70%       2.70%        2.70%       2.70%        2.70%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ..........................     3.55%       3.69%        4.61%       3.72%        4.80%
   Ratio of net investment income (loss) to average net assets ........     0.53%       0.40%        0.84%      (0.18%)      (0.53%)
   Ratio of net investment income (loss) to average net assets prior
     to expense limitation and expenses paid indirectly ...............    (0.32%)     (0.59%)      (1.07%)     (1.20%)      (2.63%)
   Portfolio turnover .................................................       31%         17%          47%         65%          36%

----------------------
(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                               Delaware Emerging Markets Fund Institutional Class
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     6/10/96(1)
                                                                                     Year Ended                         to
                                                                    11/30/00    11/30/99    11/30/98     11/30/97    11/30/96
Net asset value, beginning of period ..............................  $8.080      $6.550      $10.250      $9.990      $10.000

Income (loss) from investment operations:
   Net investment income(2) .......................................   0.128       0.099        0.151       0.098        0.047
   Net realized and unrealized gain (loss) on investments
     and foreign currencies .......................................  (1.438)      1.521       (3.191)      0.262       (0.057)
                                                                     --------------------------------------------------------
   Total from investment operations ...............................  (1.310)      1.620       (3.040)      0.360       (0.010)
                                                                     --------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ...........................  (0.140)     (0.090)      (0.055)     (0.025)           -
   Distributions from net realized gain on investments ............       -           -       (0.605)     (0.075)           -
                                                                     --------------------------------------------------------
   Total dividends and distributions ..............................  (0.140)     (0.090)      (0.660)     (0.100)           -
                                                                     --------------------------------------------------------

Net asset value, end of period ....................................  $6.630      $8.080       $6.550     $10.250       $9.990
                                                                     ========================================================

Total return(3) ................................................... (16.65%)     25.24%      (31.55%)      3.64%       (0.10%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ........................  $2,229      $2,791       $1,117      $1,916       $3,717
   Ratio of expenses to average net assets ........................   1.70%       1.70%        1.70%       1.70%        1.70%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ......................   2.55%       2.69%        3.61%       2.72%        3.80%
   Ratio of net investment income to average net assets ...........   1.53%       1.40%        1.84%       0.82%        0.47%
   Ratio of net investment income (loss) to average net
     assets prior to expense limitation and expenses paid
     indirectly ...................................................   0.68%       0.41%       (0.07%)     (0.20%)      (1.63%)
   Portfolio turnover .............................................     31%         17%          47%         65%          36%

--------------
(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                             Delaware Global Bond Fund A Class
---------------------------------------------------------------------------------------------------------------------------------
                                                                                              Year Ended
                                                                      11/30/00    11/30/99    11/30/98    11/30/97     11/30/96
Net asset value, beginning of period ..............................   $10.000     $10.940      $10.790     $11.480      $11.230

Income (loss) from investment operations:
   Net investment income(1) .......................................     0.521       0.560        0.595       0.625        0.755
   Net realized and unrealized gain (loss) on investments
     and foreign currencies .......................................    (1.096)     (0.935)      (0.015)     (0.505)       0.730
                                                                      ---------------------------------------------------------
   Total from investment operations ...............................    (0.575)     (0.375)       0.580       0.120        1.485
                                                                      ---------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ...........................    (0.035)     (0.460)      (0.400)     (0.770)      (0.875)
   In excess of net investment income .............................    (0.020)          -            -           -            -
   Distributions from net realized gain on investments ............         -      (0.105)      (0.030)     (0.040)      (0.360)
   Return of capital ..............................................    (0.120)          -            -           -            -
                                                                      ---------------------------------------------------------
   Total dividends and distributions ..............................    (0.175)     (0.565)      (0.430)     (0.810)      (1.235)
                                                                      ---------------------------------------------------------

Net asset value, end of period ....................................    $9.250     $10.000      $10.940     $10.790      $11.480
                                                                       ========================================================

Total return(2) ...................................................    (5.83%)     (3.50%)       5.47%       1.24%       14.35%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ........................    $1,707      $3,944       $4,684      $4,567       $3,467
   Ratio of expenses to average net assets ........................     1.30%       1.30%        1.25%       1.25%        1.25%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ......................     1.88%       1.54%        1.59%       2.04%        5.00%
   Ratio of net investment income to average net assets ...........     5.48%       5.34%        5.58%       5.76%        6.82%
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly .....     4.90%       5.10%        5.24%       4.97%        3.07%
   Portfolio turnover .............................................       49%         90%          93%         76%          42%

----------
(1) Per share information was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                           Delaware Global Bond Fund B Class
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Year Ended
                                                                        11/30/00    11/30/99     11/30/98    11/30/97     11/30/96
Net asset value, beginning of period .................................   $10.000     $10.930      $10.790     $11.490      $11.230

Income (loss) from investment operations:
   Net investment income(1) ..........................................     0.454       0.487        0.520       0.550        0.679
   Net realized and unrealized gain (loss) on investments
     and foreign currencies ..........................................    (1.104)     (0.927)      (0.020)     (0.511)       0.735
                                                                         ---------------------------------------------------------
   Total from investment operations ..................................    (0.650)     (0.440)       0.500       0.039        1.414
                                                                         ---------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ..............................    (0.026)     (0.385)      (0.330)     (0.699)      (0.794)
   In excess of net investment income ................................    (0.014)          -            -           -            -
   Distributions from net realized gain on investments ...............         -      (0.105)      (0.030)     (0.040)      (0.360)
   Return of capital .................................................    (0.100)          -            -           -            -
                                                                         ---------------------------------------------------------
   Total dividends and distributions .................................    (0.140)     (0.490)      (0.360)     (0.739)      (1.154)
                                                                         ---------------------------------------------------------

Net asset value, end of period .......................................    $9.210     $10.000      $10.930     $10.790      $11.490
                                                                          ========================================================

Total return(2) ......................................................    (6.58%)     (4.01%)       4.59%       0.48%       13.51%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...........................      $719      $1,646       $1,188      $1,081         $707
   Ratio of expenses to average net assets ...........................     2.00%       2.00%        1.95%       1.95%        1.95%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly .........................     2.58%       2.24%        2.29%       2.74%        5.70%
   Ratio of net investment income to average net assets ..............     4.78%       4.64%        4.88%       5.06%        6.12%
   Ratio of net investment income to average net assets prior
     to expense limitation and expenses paid indirectly ..............     4.20%       4.40%        4.54%       4.27%        2.37%
   Portfolio turnover ................................................       49%         90%          93%         76%          42%

------------
(1) Per share information was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                         Delaware Global Bond Fund C Class
--------------------------------------------------------------------------------------------------------------------------
                                                                                            Year Ended
                                                                    11/30/00    11/30/99     11/30/98    11/30/97     11/30/96
Net asset value, beginning of period .............................    $9.940     $10.880      $10.740     $11.440      $11.240

Income (loss) from investment operations:
   Net investment income(1) ......................................     0.454       0.487        0.521       0.551        0.680
   Net realized and unrealized gain (loss) on investments
     and foreign currencies ......................................    (1.094)     (0.937)      (0.021)     (0.512)       0.719
                                                                      --------------------------------------------------------
   Total from investment operations ..............................    (0.640)     (0.450)       0.500       0.039        1.399
                                                                      --------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ..........................    (0.026)     (0.385)      (0.330)     (0.699)      (0.839)
   In excess of net investment income ............................    (0.014)          -            -           -            -
   Distributions from net realized gain on investments ...........         -      (0.105)      (0.030)     (0.040)      (0.360)
   Return of capital .............................................    (0.100)          -            -           -            -
                                                                      --------------------------------------------------------
   Total dividends and distributions .............................    (0.140)     (0.490)      (0.360)     (0.739)      (1.199)
                                                                      --------------------------------------------------------

Net asset value, end of period ...................................    $9.160      $9.940      $10.880     $10.740      $11.440
                                                                      ========================================================

Total return(2) ..................................................    (6.51%)     (4.21%)       4.71%       0.49%       13.51%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .......................      $318        $681         $539        $703         $118
   Ratio of expenses to average net assets .......................     2.00%       2.00%        1.95%       1.95%        1.95%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly .....................     2.58%       2.24%        2.29%       2.74%        5.70%
   Ratio of net investment income to average net assets ..........     4.78%       4.64%        4.88%       5.06%        6.12%
   Ratio of net investment income to average net assets prior
     to expense limitation and expenses paid indirectly ..........     4.20%       4.40%        4.54%       4.27%        2.37%
   Portfolio turnover ............................................       49%         90%          93%         76%          42%

----------
(1) Per share information was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                  Delaware Global Bond Fund Institutional Class
-------------------------------------------------------------------------------------------------------------------------
                                                                                           Year Ended
                                                                   11/30/00    11/30/99     11/30/98    11/30/97     11/30/96
Net asset value, beginning of period .............................   $9.990     $10.930      $10.810     $11.520      $11.270

Income (loss) from investment operations:
   Net investment income(1) ......................................    0.550       0.592        0.627       0.658        0.788
   Net realized and unrealized gain (loss) on investments
     and foreign currencies ......................................   (1.097)     (0.937)      (0.017)     (0.515)       0.732
                                                                     --------------------------------------------------------
   Total from investment operations ..............................   (0.547)     (0.345)       0.610       0.143        1.520
                                                                     --------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ..........................   (0.035)     (0.490)      (0.460)     (0.813)      (0.910)
   In excess of net investment income ............................   (0.020)          -            -           -            -
   Distributions from net realized gain on investments ...........        -      (0.105)      (0.030)     (0.040)      (0.360)
   Return of capital .............................................   (0.128)          -            -           -            -
                                                                     --------------------------------------------------------
   Total dividends and distributions .............................   (0.183)     (0.595)      (0.490)     (0.853)      (1.270)
                                                                     --------------------------------------------------------

Net asset value, end of period ...................................   $9.260      $9.990      $10.930     $10.810      $11.520
                                                                     ========================================================

Total return(2) ..................................................   (5.57%)     (3.31%)       5.88%       1.45%       14.68%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .......................   $8,279     $11,668      $12,937     $11,278       $6,707
   Ratio of expenses to average net assets .......................    1.00%       1.00%        0.95%       0.95%        0.95%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly .....................    1.58%       1.24%        1.29%       1.74%        4.70%
   Ratio of net investment income to average net assets ..........    5.78%       5.64%        5.88%       6.06%        7.12%
   Ratio of net investment income to average net assets prior
     to expense limitation and expenses paid indirectly ..........    5.20%       5.40%        5.54%       5.27%        3.37%
   Portfolio turnover ............................................      49%         90%          93%         76%          42%

-----------
(1) Per share information was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

Notes to Financial Statements





November 30, 2000
--------------------------------------------------------------------------------
Delaware Group Global & International Funds (the "Trust") is organized as a Delaware business trust and offers five series: Delaware International Equity Fund, Delaware Global Equity Fund, Delaware Emerging Markets Fund, Delaware Global Bond Fund, and Delaware International Small Cap Fund. These financial statements and the related notes pertain to Delaware International Equity Fund, Delaware Global Equity Fund, Delaware Emerging Markets Fund and Delaware Global Bond Fund (each a "Fund" or collectively the "Funds"). Delaware International Equity Fund is a diversified open-end investment company, and Delaware Global Equity Fund, Delaware Emerging Markets Fund and Delaware Global Bond Fund, are non-diversified open-end investment companies, under the Investment Company Act of 1940, as amended. Each Fund offers four classes of shares. The A Class carries a maximum front-end sales charge of 5.75% for all Funds except the Delaware Global Bond Fund, for which the maximum is 4.75%. The B Class carries a back-end deferred sales charge, the C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The investment objective of each Fund is as follows:

Delaware International Equity Fund: To seek long-term growth without undue risk to principal. It does so by investing primarily in foreign equity securities that provide the potential for capital appreciation and income.

Delaware Global Equity Fund: To seek long-term total return. It does so by investing primarily in U.S. and foreign equity securities that provide the potential for capital appreciation and income.

Delaware Emerging Markets Fund: To seek long-term capital appreciation. It does so by investing primarily in equity securities of issuers from emerging countries.

Delaware Global Bond Fund: To seek current income consistent with the preservation of principal. It does so by investing primarily in fixed-income securities that may also provide the potential for capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation - All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before each Fund is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds' Board of Trustees.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the Statement of Operations. The Funds do isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign currency exchange rates from that which are due to changes in market prices of debt securities. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

November 30, 2000
--------------------------------------------------------------------------------
Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with the Funds understanding of the applicable country's tax rules and rates. Original issue discounts are accreted to interest income over the lives of the respective securities. Each Fund declares and pays dividends from capital gains, if any, annually and from net investment income, if any, as follows: Delaware Global Bond Fund quarterly, and Delaware International Equity Fund, Delaware Global Equity Fund, and Delaware Emerging Markets Fund annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, each Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangement are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amount of these expenses and credits for the year ended November 30, 2000 were as follows:

                                                              Delaware        Delaware        Delaware       Delaware
                                                           International       Global         Emerging        Global
                                                            Equity Fund     Equity Fund     Markets Fund     Bond Fund
                                                           -------------    -----------     ------------     ---------
Commission reimbursements ..............................       $5,885           $306            $398           $334
Earnings credits .......................................            -              -               -              -

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, each Fund pays Delaware International Advisers Ltd. (DIAL), the investment manager, an annual fee as a percentage of average daily net assets as follows:

                                                              Delaware        Delaware        Delaware       Delaware
                                                           International       Global         Emerging        Global
                                                            Equity Fund     Equity Fund     Markets Fund     Bond Fund
                                                           -------------    -----------     ------------     ---------
On the first $500 million ..............................        0.85%          0.85%           1.25%          0.75%
On the next $500 million ...............................        0.80%          0.80%           1.20%          0.70%
On the next $1.5 billion ...............................        0.75%          0.75%           1.15%          0.65%
In excess of $2.5 billion ..............................        0.70%          0.70%           1.10%          0.60%

DIAL has entered into a sub-advisory agreement with Delaware Management Company
(DMC), a series of Delaware Management Business Trust and an affiliate, with respect to the management of the Delaware Global Equity Fund's investments in U.S. securities. DMC receives 25% of the management fee paid to DIAL.

DIAL has elected to waive its fees and reimburse each Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and distribution expenses, do not exceed 1.55% for each class of Delaware Global Equity Fund, 1.70% for each class of Delaware Emerging Markets Fund and 1.00% for each class of Delaware Global Bond Fund, of the average daily net assets for each Fund through January 31, 2001.

The Fund's have engaged Delaware Service Company, Inc. (DSC), an affiliate of DIAL and DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On November 30, 2000, each Fund had liabilities payable to affiliates as follows:

                                                              Delaware        Delaware        Delaware       Delaware
                                                           International       Global         Emerging        Global
                                                            Equity Fund     Equity Fund     Markets Fund     Bond Fund
                                                           -------------    -----------     ------------     ---------
Investment management fees payable to DIAL .............     $167,239               -                -              -
Dividend disbursing, transfer agent, accounting fees
   and other expenses payable to DSC ...................       55,575         $ 9,442          $ 9,254        $ 3,289
Other expenses payable to DMC and affiliates ...........       81,126          10,872           11,628         11,509

November 30, 2000
--------------------------------------------------------------------------------
Pursuant to a distribution agreement, each Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DIAL and DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. DDLP has elected to waive its fees to ensure that the annual fee received from the Delaware Emerging Markets Fund A Class does not exceed 0.25% of the average daily net assets.

For the year ended November 30, 2000, DDLP earned commissions on sales of the A Class shares for each Fund as follows:

                                                              Delaware        Delaware        Delaware       Delaware
                                                           International       Global         Emerging        Global
                                                            Equity Fund     Equity Fund     Markets Fund     Bond Fund
                                                           -------------    -----------     ------------     ---------
                                                              $23,636          $3,451          $5,137           $860

Certain officers of DMC, DIAL, DSC and DDLP are officers, trustees and/or employees of the Funds. These officers, trustees and employees are paid no compensation by the Funds.

3. Investments
During the year ended November 30, 2000, each Fund made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

                                                              Delaware        Delaware        Delaware       Delaware
                                                           International       Global         Emerging        Global
                                                            Equity Fund     Equity Fund     Markets Fund     Bond Fund
                                                           -------------    -----------     ------------     ---------
Purchases .......................................           $23,879,440      $3,348,447      $6,255,398     $6,315,301
Sales ...........................................            52,604,104       8,363,055       4,936,621      9,391,963

At November 30, 2000, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                              Delaware        Delaware        Delaware       Delaware
                                                           International       Global         Emerging        Global
                                                            Equity Fund     Equity Fund     Markets Fund     Bond Fund
                                                           -------------    -----------     ------------     ---------
Cost of investments .............................          $218,342,050     $11,260,552      $18,584,518    $13,656,346
                                                           ============     ===========      ===========    ===========
Aggregate unrealized appreciation ...............           $48,049,371      $1,161,315         $426,414        $25,260
Aggregate unrealized depreciation ...............           (25,687,515)     (1,724,392)      (6,474,732)    (2,070,203)
                                                           ------------     -----------      -----------    -----------
Net unrealized appreciation (depreciation) ......           $22,361,856       ($563,077)     ($6,048,318)   ($2,044,943)
                                                           ============     ===========      ===========    ===========

For federal income tax purposes, the Funds had accumulated capital losses at November 30, 2000, which may be carried forward and applied against future capital gains, as follows:

                                                             Delaware       Delaware
                                                             Emerging        Global
                                                           Markets Fund     Bond Fund
                                                           ------------     ---------
Year of expiration 2006 .........................           $1,188,491              -
Year of expiration 2007 .........................              829,325       $139,058
Year of expiration 2008 .........................              595,273        294,428
                                                           -----------      ---------
Total                                                       $2,613,089       $433,486

November 30, 2000
--------------------------------------------------------------------------------
4. Capital Shares
Transactions in capital shares were as follows:

                                                                             Delaware                             Delaware
                                                                    International Equity Fund               Global Equity Fund
                                                                  -----------------------------         ----------------------------
                                                                            Year Ended                           Year Ended
                                                                     11/30/00          11/30/99          11/30/00          11/30/99
Shares sold:
   A Class .................................................        9,742,562        33,398,322           175,188           229,260
   B Class .................................................          475,420         2,455,859            64,339            85,012
   C Class .................................................        1,466,839         9,364,208            25,485            33,512
   Institutional Class .....................................        3,495,531         4,633,814            27,056            22,319
Shares issued upon reinvestment of distributions:
   A Class .................................................          196,319           114,367            26,003            32,898
   B Class .................................................           64,725            20,438            16,205            20,899
   C Class .................................................           26,448             5,755             7,992            13,217
   Institutional Class .....................................          243,453           192,795             4,484             5,855
                                                                  -----------       -----------          --------          --------
                                                                   15,711,297        50,185,558           346,752           442,972
                                                                  -----------       -----------          --------          --------
Shares repurchased:
   A Class .................................................      (10,970,746)      (35,339,072)         (342,785)         (242,326)
   B Class .................................................         (773,434)       (2,649,551)         (145,670)         (120,242)
   C Class .................................................       (1,731,418)       (9,398,225)         (123,358)          (97,899)
   Institutional Class .....................................       (3,416,659)       (8,445,453)          (66,134)         (128,316)
                                                                  -----------       -----------          --------          --------
                                                                  (16,892,257)      (55,832,301)         (677,947)         (588,783)
                                                                  -----------       -----------          --------          --------
   Net increase (decrease) .................................       (1,180,960)       (5,646,743)         (331,195)         (145,811)
                                                                  -----------       -----------          --------          --------

                                                                             Delaware                             Delaware
                                                                      Emerging Market Funds                   Global Bond Fund
                                                                  -----------------------------         ----------------------------
                                                                            Year Ended                           Year Ended
                                                                     11/30/00          11/30/99          11/30/00          11/30/99
Shares sold:
   A Class .................................................          489,567           535,345            96,828           127,716
   B Class .................................................          162,080           261,161            14,678           111,137
   C Class .................................................          297,989           103,080             5,795            44,496
   Institutional Class .....................................          149,884           320,785           290,824           317,159
Shares issued upon reinvestment of distributions:
   A Class .................................................           13,023             9,187             4,303            15,919
   B Class .................................................            3,594               599             1,658             7,490
   C Class .................................................            1,780               225               762             3,081
   Institutional Class .....................................            5,434             2,585            19,669            65,051
                                                                   ----------          --------        ----------          --------
                                                                    1,123,351         1,232,967           434,517           692,049
                                                                   ----------          --------        ----------          --------
Shares repurchased:
   A Class .................................................         (528,356)         (429,070)         (311,108)         (177,317)
   B Class .................................................         (210,461)         (193,250)         (102,982)          (62,611)
   C Class .................................................         (274,923)          (44,042)          (40,333)          (28,620)
   Institutional Class .....................................         (164,569)         (148,543)         (584,728)         (397,705)
                                                                   ----------          --------        ----------          --------
                                                                   (1,178,309)         (814,905)       (1,039,151)         (666,253)
                                                                   ----------          --------        ----------          --------
   Net increase (decrease) .................................          (54,958)          418,062          (604,634)           25,796
                                                                   ----------          --------        ----------          --------

November 30, 2000
--------------------------------------------------------------------------------
5. Lines of Credit
The Funds along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to one third of their net assets under the agreement. The Funds had no amounts outstanding as of November 30, 2000, or at any time during the year.

6. Foreign Exchange Contracts
A Fund may enter into forward foreign currency exchange contracts and forward foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency exchange contracts and forward foreign cross currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts and forward foreign cross currency exchange contracts do not eliminate fluctuations in the underlying prices of the securities, but do establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The following forward foreign currency exchange contracts were outstanding at November 30, 2000:

Delaware Emerging Markets Fund

                                                     Value of                           Unrealized
      Contracts To                In Exchange       Contract at       Settlement       Appreciation
         Receive                       For           11/30/00            Date         (Depreciation)
--------------------------         ----------      ------------         -------       --------------
497,402 South African Rand           $64,393          $64,171           12/6/00          ($222)

7. Credit and Market Risks
Some countries in which a Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by a Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by a Fund.

Delaware Global Bond Fund may invest in high-yield fixed income securities which carry ratings of BBB or lower by S&P and/or Baa or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

With the exception of the Delaware Emerging Markets Fund each Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, and other securities which may not be readily marketable. The Delaware Emerging Markets Fund may invest up to 15% in such securities. Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended, may be determined to be liquid or illiquid based on factors set by the Board of Trustees. The relative illiquidity of some of these securities may adversely affect a Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

November 30, 2000
--------------------------------------------------------------------------------
8. Securities Lending
The Delaware International Equity Fund may participate, along with other funds in the Delaware Investments Family of Funds, in a Securities Lending Agreement ("Lending Agreement"). Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of securities issued in the United States and 105% of the market value of securities issued outside of the United States Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and collateral received is insufficient to cover the value of loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at November 30, 2000 were as follows:

                                                                                            Income
                                                                                            earned
                                                                                            for the
                                                         Market value        Market          year
                                                        of securities       value of         ended
                                                           on loan         collateral      11/30/00*
                                                        -------------      ----------      ---------
Delaware International Equity Fund ..................... $24,077,790       $25,456,185      $88,111

*Included in interest income on the Statement of Operations.

9. Tax Information (Unaudited)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2001. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2000, each Fund designates distributions paid during the year as follows:

                                                               (A)              (B)
                                                            Long-Term        Ordinary         (C)           (D)
                                                          Capital Gains       Income       Return of       Total            (E)
                                                          Distributions    Distributions    Capital     Distributions    Qualifying
                                                           (Tax Basis)      (Tax Basis)   (Tax Basis)   (Tax Basis)     Dividends(1)
                                                          -------------    -------------  -----------   -------------   ------------
Delaware International Equity Fund .....................       60%              40%             -           100%               -
Delaware Global Equity Fund ............................       65%              35%             -           100%            100%
Delaware Emerging Markets Fund .........................         -             100%             -           100%               -
Delaware Global Bond Fund ..............................         -              32%           68%           100%               -

(A), (B) and (C) are based on a percentage of each Fund's total distributions.
(E) is based on a percentage of ordinary income of the Fund.

----------------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

November 30, 2000
--------------------------------------------------------------------------------
9. Tax Information (Unaudited) (continued)
The amount per share of income from the foreign taxes paid to each country is listed in the following schedule:



Delaware International Equity Fund
                                                 Gross Dividend   Foreign Taxes
Country                                             Per Share    Paid Per Share
-------                                          --------------  --------------
Australia ..............................             $0.0821        $0.0026
Belgium ................................              0.0114         0.0017
Germany ................................              0.0300         0.0030
France .................................              0.0501         0.0075
Hong Kong ..............................              0.0207              -
Japan ..................................              0.0151         0.0023
Malaysia ...............................              0.0062         0.0002
Netherlands ............................              0.0340         0.0051
New Zealand ............................              0.0294         0.0045
Singapore ..............................              0.0019              -
Spain ..................................              0.0143         0.0021
United Kingdom .........................              0.2353         0.0189

Report of Independent Auditors

--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Delaware Group Global & International Funds

We have audited the accompanying statements of net assets of Delaware International Equity Fund, Delaware Global Equity Fund, Delaware Emerging Markets Fund and Delaware Global Bond Fund (the "Funds") (each a series of Delaware Group Global & International Funds) as of November 30, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds at November 30, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                         /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
January 5, 2001

DELAWARE(SM)                                         For Shareholders
INVESTMENTS                                          1.800.523.1918
---------------------
Philadelphia o London                                For Securities Dealers
                                                     1.800.362.7500

                                                     For Financial Institutions
                                                     Representatives Only
                                                     1.800.659.2265

                                                     www.delawareinvestments.com

This annual report is for the information of Delaware International Equity Fund, Delaware Global Equity Fund, Delaware Emerging Markets Fund and Delaware Global Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware International Equity Fund, Delaware Global Equity Fund, Delaware Emerging Markets Fund and Delaware Global Bond Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

------------------------------------------------------------------------------------------------------------------------------------
BOARD OF TRUSTEES                                Thomas F. Madison                            International Affiliate
                                                 President and Chief Executive Officer        Delaware International Advisers Ltd.
Charles E. Haldeman                              MLM Partners, Inc.                           London, England
Chairman                                         Minneapolis, MN
Delaware Investments Family of Funds                                                          Investment Manager
Philadelphia, PA                                 Janet L. Yeomans                             Delaware Management Company
                                                 Vice President and Treasurer                 Philadelphia, PA
Walter P. Babich                                 3M Corporation
Board Chairman                                   St. Paul, MN                                 National Distributor
Citadel Constructors, Inc.                                                                    Delaware Distributors, L.P.
King of Prussia, PA                              AFFILIATED OFFICERS                          Philadelphia, PA

David K. Downes                                  Richard J. Flannery                          Shareholder Servicing, Dividend
President and Chief Executive Officer            President & Chief Executive Officer          Disbursing and Transfer Agent
Delaware Investments Family of Funds             Delaware Distributors, L.P.                  Delaware Service Company, Inc.
Philadelphia, PA                                 Philadelphia, PA                             Philadelphia, PA

John H. Durham                                   William E. Dodge                             2005 Market Street
Private Investor                                 Executive Vice President and                 Philadelphia, PA 19103-3682
Horsham, PA                                      CIO, Equity
                                                 Delaware Investments Family of Funds
John A. Fry
Executive Vice President,                        Jude T. Driscoll
University of Pennsylvania                       Executive Vice President and
Philadelphia, PA                                 Head of Fixed Income
                                                 Delaware Investments Family of Funds
Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

(4155)                                                        Printed in the USA
AR-034 [11/00] PPL 1/01                                                    J6657